UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-22255

EGA Emerging Global Shares Trust
(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue
Ridgewood, NJ 07450
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EGA Emerging Global Shares Trust

Semi-Annual Report
September 30, 2012

EGShares Basic Materials GEMS ETF

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares GEMS Composite ETF

EGShares Health Care GEMS ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Industrials GEMS ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

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Letter to Shareholders

November 2012

Dear Shareholder:

As there are now over 130 emerging market equity ETFs (exchange-traded funds), investors have the benefit — and the burden — of choice as to how to obtain optimum emerging market (EM) exposure. Investors have the tools available to invest within, not merely to emerging markets, through multiple options for core, geographic, sector, theme and other types of exposure. Through our EGShares family of ETFs, we have emerged as a leading emerging market asset manager, driving us to adopt a powerful new tagline for the company during the quarter: “The Tools for Emerging Markets.”

EGA’s commitment to product leadership was demonstrated by the two funds we launched during the third quarter. The EGShares Beyond BRICs ETF (BBRC) and the EGShares Emerging Markets Domestic Demand ETF (EMDD) were launched in late August. Both funds provide exposure to what EGA believes will be the countries (BBRC) or sectors (EMDD) that may be best positioned for future growth in the coming years. These were the 20th and 21st funds in our ETF portfolio.

From a broader point of view, we are beginning to realize what we have always referred to as “normalization” for investors in emerging markets. Normalization refers to the ability of EM investors to implement investment strategies that are similar to strategies they use in developed markets investing. We see this as a very important step in EM investing becoming a mainstream or core exposure for all investors.

I appreciate your continued support of our firm and its products.

Sincerely,

Robert C. Holderith
Chairman of the Board, EGA Emerging Global Shares Trust
President & Founder, Emerging Global Advisors, LLC

Robert C. Holderith is a registered representative of ALPS Distributors Inc.

EGA Emerging Global Shares Trust 1

Comments from the Chief Investment Officer & Director of Research

Dear Shareholder:

Roughly one year ago, I wrote the previous version of this semi-annual letter and commented extensively on the uncertainties confronting Europe. It is difficult to gauge if the situation is significantly different today than it was then. Certain manufacturing and consumption numbers have improved, but not dramatically. The recent U.S. earnings season, punctuated by disappointment from names like Apple, was poor overall and ended the short bull run in virtually all risk asset classes that began in early June.

An observation: The world stock market bottom was in March of 2009. Since then, major indices representing U.S., emerging market and global stocks show that markets have not been able to sustain a bull run for more than four consecutive quarters. In between these runs, the pullbacks were short but severe. Corrections were usually within a three-month period, with losses from 10% to 30% depending on the index (S&P 500 Index, MSCI World Index). The fact that higher-risk asset classes such as stocks and commodities have largely moved in tandem demonstrates the powerful impact that shifting investor risk tolerance has had on markets globally. This indiscriminate environment continues to be challenging for those focused on securities selection, lending itself more to broad asset allocation decisions.

Over the six-month period ending September 30th, expected market volatility (as measured by the VIX Index*) has been relatively low, although still higher than before the 2008 financial crisis. Despite this positive indicator, the high level of cash among institutional investors suggests that many are not fully committed to riskier investment positions. Yet with explicit comments from policymakers signaling that accommodative policy — and therefore low interest rates — will be around for at least two more years, the foundation is in place for a sustained bull market in risk assets.

This may be beneficial for investors, but what the global economy needs is for measures such as quantitative easing to spark investment. Not only is there little investment in the Western world where central banks are still, after many years, trying to engineer a financial revival, but their actions may ignite a new currency war. By deploying their domestic or other developed market currencies to chase higher-yielding currencies/rates in the emerging markets, investors are exporting inflation and potentially limiting growth in the regions of the world that have, up to now, sustained enviable levels of growth.

Within this environment, Emerging Global Advisors has remained an innovator in the ETF industry. The EGShares Beyond BRICs ETF (BBRC) and EGShares Emerging Markets Domestic Demand ETF (EMDD) were launched in late August. These funds are designed to help investors gain exposure to what EGA believes will be the countries (BBRC) or sectors (EMDD) that may be best positioned for future growth in coming years. Consistent with our strategic approach, both funds use investible indices to capture their desired market exposure, rather than rely on broad benchmarks that reflect developed country and industry biases.

Lastly, this letter is written while much of the U.S. Northeast is without power. We thank those who have sent their warm wishes to us and we share the concern for our neighbors during this disaster. As Chief Investment Officer trained in risk management, I wish to ensure you that the viability of Emerging Global Advisors LLC and the funds we manage remains unchanged due to this unprecedented weather event. Backups for our operating locations and technology have been in place since the firm’s inception in anticipation of this kind of situation. We care about the integrity of our funds and the processes that govern them and wish to share this assurance with you, our shareholders.

Richard Kang
Chief Investment Officer & Director of Research
October 2012

Richard Kang is a registered representative of ALPS Distributors, Inc.

*	VIX or The Chicago Board Options Exchange Volatility Index is an index that measures the implied volatility based on the value of S&P 500 Index (a benchmark for large cap US stocks) option contracts. The VIX is often called the “fear gauge” since with significant market declines, investors pay more for portfolio insurance in the form of equity index options causing the price of VIX to rise.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is a broad-based measure of domestic stock market performance. One cannot invest directly in an index.

MSCI World Index is an index that is designed to measure the equity market performance in global emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

2 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Basic Materials GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Vale SA Preference A Shares ADR	9.3%
AngloGold Ashanti, Ltd. ADR	6.6
China Shenhua Energy Co., Ltd. Class H	6.6
MMC Norilsk Nickel OJSC ADR	5.6
Uralkali OJSC GDR	5.5
Impala Platinum Holdings, Ltd.	4.9
Grupo Mexico SAB de CV Series B	4.7
Gold Fields, Ltd. ADR	4.7
Gerdau SA Preference Shares ADR	4.6
KGHM Polska Miedz SA	4.1

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Basic Materials GEMS ETF (ticker: LGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM (“Basic Materials Underlying Index”). The Basic Materials Underlying Index is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 3

Portfolio Summary (Unaudited)

EGShares Beyond BRICs ETF

Industry Breakdown*

Top Ten Holdings*

MTN Group, Ltd.	4.9%
Fomento Economico Mexicano SAB de CV ADR	4.8
Grupo Modelo SAB de CV Series C	4.6
America Movil SAB de CV Series L ADR	4.6
Grupo Mexico SAB de CV Series B	4.3
Sasol, Ltd.	4.2
Naspers, Ltd. N Shares	3.9
FirstRand, Ltd.	3.0
Astra International Tbk PT	2.9
PTT PCL	2.9

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Beyond BRICs ETF (ticker: BBRC)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Beyond BRICs Index (“Underlying Index”). The Underlying Index is comprised of 50 leading companies that INDXX, LLC determines to be representative of all industries in emerging market countries, excluding Brazil, Russia, India and China.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

4 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Brazil Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*

CCR SA	5.9%
BR Malls Participacoes SA	5.6
Companhia Siderurgica Nacional SA	5.4
Ultrapar Participacoes SA	5.1
Vale SA	5.1
Companhia de Saneamento Basico do
Estado de Sao Paulo	5.0
Embraer SA	5.0
Oi SA Preference Shares	4.8
Tractebel Energia SA	4.6
Telefonica Brasil SA	4.5

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Brazilian securities, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

EGA Emerging Global Shares Trust 5

Portfolio Summary (Unaudited)

EGShares China Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*

Anhui Conch Cement Co., Ltd. Class H	6.0%
China Oilfield Services, Ltd. Class H	5.5
China Telecom Corp., Ltd. Class H	5.3
Huaneng Power International, Inc. Class H	5.2
Jiangxi Copper Co., Ltd. Class H	5.1
China Railway Construction Corp., Ltd. Class H	5.1
China Railway Group, Ltd. Class H	5.1
China Unicom Hong Kong, Ltd.	4.8
Aluminum Corp. of China, Ltd. Class H	4.6
Changsha Zoomlion Heavy Industry Science And
Technology Development Co., Ltd. Class H	4.6

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares China Infrastructure ETF (ticker: CHXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Chinese securities, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

6 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Consumer Goods GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Companhia de Bebidas das Americas Preference
Shares ADR	9.9%
Fomento Economico Mexicano SAB de CV ADR	7.4
Astra International Tbk PT	6.7
BRF - Brasil Foods SA ADR	5.5
Hindustan Unilever, Ltd.	5.4
ITC, Ltd.	5.1
Tiger Brands, Ltd.	3.9
Grupo Bimbo SAB de CV Series A	3.8
Grupo Modelo SAB de CV Series C	3.6
Arca Continental SAB de CV	3.6

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Consumer Goods GEMS ETF (ticker: GGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM (“Consumer Goods Underlying Index”). The Consumer Goods Underlying Index is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 7

Portfolio Summary (Unaudited)

EGShares Consumer Services GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Naspers, Ltd. N Shares	10.3%
Wal-Mart de Mexico SAB de CV Series V	7.4
Magnit OJSC GDR	6.0
Lan Airlines SA ADR	5.6
S.A.C.I. Falabella	5.0
Shoprite Holdings, Ltd.	4.4
Steinhoff International Holdings, Ltd.	4.2
Grupo Televisa SAB ADR	4.1
Truworths International, Ltd.	4.0
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar Preference Shares ADR	4.0

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Consumer Services GEMS ETF (ticker: VGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM (“Consumer Services Underlying Index”). The Consumer Services Underlying Index is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

8 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Emerging Markets Consumer ETF

Industry Breakdown*

Top Ten Holdings*

Companhia de Bebidas das Americas Preference
Shares ADR	9.9%
Naspers, Ltd. N Shares	9.0
Fomento Economico Mexicano SAB de CV Series UB	6.3
Wal-Mart de Mexico SAB de CV Series V	5.9
Astra International TBK PT	5.9
BRF - Brasil Foods SA ADR	4.4
ITC, Ltd.	4.2
Hindustan Unilever, Ltd.	4.2
Magnit OJSC GDR	3.9
S.A.C.I. Falabella	3.7

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (“Consumer Underlying Index”). The Consumer Underlying Index is comprised of 30 publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 9

Portfolio Summary (Unaudited)

EGShares Emerging Markets Domestic Demand ETF

Industry Breakdown*

Top Ten Holdings*

ITC, Ltd.	5.3%
China Telecom Corp., Ltd. Class H	5.2
Fomento Economico Mexicano SAB de CV ADR	4.9
MTN Group, Ltd.	4.9
Grupo Modelo SAB de CV Series C	4.8
Companhia de Bebidas das Americas Preference
Shares ADR	4.7
America Movil SAB de CV Series L ADR	4.6
Naspers, Ltd. N Shares	4.2
Astra International Tbk PT	3.3
Wal-Mart de Mexico SAB de CV Series V	3.3

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Emerging Markets Domestic Demand ETF (ticker: EMDD)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Markets Domestic Demand Index (“Underlying Index”). The Underlying Index is comprised of 50 emerging markets companies in sectors INDXX, LLC determines may have greater exposure to local markets than the MSCI Emerging Markets IndexSM.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

10 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Emerging Markets Metals & Mining ETF

Industry Breakdown*

Top Ten Holdings*

Vale SA ADR	9.3%
AngloGold Ashanti, Ltd.	6.9
China Shenhua Energy Co., Ltd. Class H	6.5
MMC Norilsk Nickel OJSC ADR	6.0
Gold Fields, Ltd.	5.4
Impala Platinum Holdings, Ltd.	5.2
Gerdau SA Preference Shares ADR	4.7
Grupo Mexico SAB de CV Series B	4.6
KGHM Polska Miedz SA	4.4
Industrias Penoles SAB de CV	4.1

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Emerging Markets Metals & Mining ETF (ticker: EMT)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM (“Metals & Mining Underlying Index”). The Metals & Mining Underlying Index is comprised of 30 publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 11

Portfolio Summary (Unaudited)

EGShares Energy GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Gazprom OAO ADR	9.4%
Petroleo Brasileiro SA ADR	7.4
CNOOC, Ltd.	7.1
LUKOIL OAO ADR	6.7
PetroChina Co., Ltd. Class H	6.3
Reliance Industries, Ltd. GDR 144A	6.2
China Petroleum & Chemical Corp. Class H	4.5
Sasol, Ltd.	4.5
NovaTek OAO ADR	4.4
Ecopetrol SA ADR	4.3

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Energy GEMS ETF (ticker: OGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM (“Oil and Gas Underlying Index”). The Oil and Gas Underlying Index is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

12 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Financials GEMS ETF

Industry Breakdown*

Top Ten Holdings*

China Construction Bank Corp. Class H	10.3%
Industrial and Commercial Bank of China, Ltd. Class H	9.2
Itau Unibanco Holding SA Preference Shares ADR	6.8
Banco Bradesco SA Preference Shares ADR	6.3
Sberbank of Russia ADR	5.5
Bank of China, Ltd. Class H	5.5
Housing Development Finance Corp., Ltd.	4.9
China Life Insurance Co., Ltd. Class H	4.3
Standard Bank Group, Ltd.	3.6
HDFC Bank, Ltd. ADR	3.3

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Financials GEMS ETF (ticker: FGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM (“Financials Underlying Index”). The Financials Underlying Index is comprised of publicly traded firms in the “Financials Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 13

Portfolio Summary (Unaudited)

EGShares GEMS Composite ETF

Industry Breakdown*

Top Ten Holdings*

America Movil SAB de CV Series L	5.0%
Gazprom OAO ADR	4.7
China Mobile, Ltd.	4.3
China Construction Bank Corp. Class H	4.3
Industrial and Commercial Bank of China, Ltd. Class H	3.7
Petroleo Brasileiro SA ADR	2.9
Itau Unibanco Holding SA Preference Shares ADR	2.6
CNOOC, Ltd.	2.5
Baidu, Inc. ADR	2.4
LUKOIL OAO ADR	2.4

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares GEMS Composite ETF (ticker: AGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM (“Sector Underlying Index”). The Sector Underlying Index is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

14 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Health Care GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Aspen Pharmacare Holdings, Ltd.	10.0%
Sun Pharmaceutical Industries, Ltd.	8.7
Life Healthcare Group Holdings, Ltd.	7.1
Mindray Medical International, Ltd. ADR	5.4
Dr. Reddy's Laboratories, Ltd. ADR	4.9
Cipla, Ltd.	4.8
Shandong Weigao Group Medical Polymer Co., Ltd.
Class H	4.8
Netcare, Ltd.	4.8
Sinopharm Group Co. Class H	4.5
Richter Gedeon Nyrt.	4.4

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Health Care GEMS ETF (ticker: HGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM (“Health Care Underlying Index”). The Health Care Underlying Index is comprised of publicly traded firms in the “Health Care Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 15

Portfolio Summary (Unaudited)

EGShares India Consumer ETF

Industry Breakdown*

Top Ten Holdings*

United Spirits, Ltd.	7.9%
Hindustan Unilever, Ltd.	5.8
United Breweries, Ltd.	5.8
Godrej Consumer Products, Ltd.	5.6
ITC, Ltd.	5.4
Mahindra & Mahindra, Ltd.	4.9
GlaxoSmithKline Consumer Healthcare, Ltd.	4.7
Zee Entertainment Enterprises, Ltd.	4.7
Titan Industries, Ltd.	4.7
Tata Global Beverages, Ltd.	4.6

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index (“Consumer Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sector.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

16 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares India Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*

ACC, Ltd.	5.2%
Ambuja Cements, Ltd.	5.1
Bharat Heavy Electricals, Ltd.	5.0
Tata Power Co., Ltd.	5.0
GAIL India, Ltd.	5.0
Larsen & Toubro, Ltd.	4.9
Jindal Steel & Power, Ltd.	4.8
Jaiprakash Associates, Ltd.	4.8
NTPC, Ltd.	4.7
Tata Motors, Ltd.	4.7

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

EGA Emerging Global Shares Trust 17

Portfolio Summary (Unaudited)

EGShares India Small Cap ETF

Industry Breakdown*

Top Ten Holdings*

Federal Bank, Ltd.	4.5%
Apollo Hospitals Enterprise, Ltd.	4.2
Glenmark Pharmaceuticals, Ltd.	3.5
Tata Global Beverages, Ltd.	3.5
Crompton Greaves, Ltd.	2.9
Indiabulls Financial Services, Ltd.	2.7
United Phosphorus, Ltd.	2.6
Bharat Forge, Ltd.	2.5
Jubilant Foodworks, Ltd.	2.4
Tech Mahindra, Ltd.	2.3

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of small market cap companies in India.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

18 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Industrials GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Cemex SAB de CV ADR	8.1%
Sime Darby Bhd	7.0
Bidvest Group, Ltd.	6.1
Alfa, SAB Class A	4.8
Mahindra & Mahindra, Ltd.	4.7
Tata Motors, Ltd. ADR	4.5
Imperial Holdings, Ltd.	4.5
Larsen & Toubro, Ltd.	4.1
Semen Gresik Persero Tbk PT	4.0
Embraer SA ADR	3.9

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Industrials GEMS ETF (ticker: IGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM (“Industrials Underlying Index”). The Industrials is comprised of publicly traded firms in the “Industrials Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 19

Portfolio Summary (Unaudited)

EGShares Low Volatility Emerging Markets Dividend ETF

Industry Breakdown*

Top Ten Holdings*

Indiabulls Financial Services, Ltd.	5.5%
Turk Traktor ve Ziraat Makineleri AS	5.2
Redefine Properties Ltd.	5.0
Shin Corp. PCL	5.0
Telekomunikacja Polska SA	4.9
Vodacom Group, Ltd.	4.9
Lewis Group Ltd.	4.4
Maxis BHD	4.0
Ecopetrol SA ADR	3.9
Growthpoint Properties Ltd.	3.7

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Low Volatility Emerging Markets Dividend ETF (ticker: HILO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index (“HILB Underlying Index”). The HILB Underlying Index consists of companies whose shares are publicly traded in Emerging Markets countries, such as Chile, Columbia, Czech Republic, Egypt, Hungary, Indonesia, Jordan, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, Slovenia, South Africa, Brazil, China, India, Thailand and Turkey.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

20 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Technology GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Baidu, Inc. ADR	10.3%
Infosys, Ltd. ADR	8.9
Tata Consultancy Services, Ltd.	6.6
Lenovo Group, Ltd.	5.2
SINA Corp.	4.7
NetEase.com, Inc. ADR	4.6
Wipro, Ltd. ADR	4.3
Mail.ru Group, Ltd. GDR	3.4
Satyam Computer Services, Ltd.	3.3
China Communications Services Corp., Ltd. Class H	3.3

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Technology GEMS ETF (ticker: QGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM (“Technology Underlying Index”). The Technology Underlying Index is comprised of publicly traded firms in the “Technology Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 21

Portfolio Summary (Unaudited)

EGShares Telecom GEMS ETF

Industry Breakdown*

Top Ten Holdings*

America Movil SAB de CV Series L ADR	10.1%
China Mobile, Ltd.	9.8
MTN Group, Ltd.	7.1
Telekomunikasi Indonesia Tbk PT ADR	4.2
Advanced Info Service PCL	4.0
Mobile TeleSystems ADR	4.0
Axiata Group BHD	3.8
China Telecom Corp., Ltd. Class H	3.8
China Unicom Hong Kong, Ltd. ADR	3.4
Telefonica Brasil SA Preference Shares ADR	3.4

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Telecom GEMS ETF (ticker: TGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM (“Telecom Underlying Index”). The Telecom Underlying Index is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

22 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Utilities GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Ultrapar Participacoes SA ADR	9.5%
CEZ AS	6.5
Companhia Energetica de Minas Gerais ADR	6.3
Empresa Nacional de Electricidad SA ADR	5.6
Tenaga Nasional BHD	5.4
Companhia de Saneamento Basico do Estado de
Sao Paulo ADR	5.1
Perusahaan Gas Negara PT	4.8
PGE SA	4.6
NTPC, Ltd.	4.4
Enersis SA ADR	4.3

*	Expressed as a percentage of total investments in securities as of 9/30/2012. Holdings are subject to change.

EGShares Utilities GEMS ETF (ticker: UGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM (“Utilities Underlying Index”). The Utilities Underlying Index is comprised of publicly traded firms in the “Utilities Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 23

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGA Emerging Global Shares Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (April 1, 2012 to September 30, 2012).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 9/30/2012” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24 EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratios	Through
	4/1/2012	9/30/2012	for the Period	9/30/2012[1]
EGShares Basic Materials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 894.97	0.85%	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Beyond BRICs ETF
Actual	$1,000.00	$1,028.00	0.85%	$1.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$ 867.00	0.85%	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares China Infrastructure ETF
Actual	$1,000.00	$ 982.93	0.85%	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Consumer Goods GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,010.42	0.85%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Consumer Services GEMS ETF
Actual	$1,000.00	$ 964.54	0.85%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Emerging Markets Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$ 985.47	0.85%	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Emerging Markets Domestic Demand ETF (Consolidated)[2]
Actual	$1,000.00	$1,027.00	0.85%	$1.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Emerging Markets Metals & Mining ETF (Consolidated)[2]
Actual	$1,000.00	$ 881.03	0.85%	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Energy GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 959.09	0.85%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Financials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 974.14	0.85%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares GEMS Composite ETF (Consolidated)[2]
Actual	$1,000.00	$ 961.82	0.75%	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80
EGShares Health Care GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,107.39	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares India Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,157.23	0.89%	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
EGShares India Infrastructure ETF (Consolidated)[2]
Actual	$1,000.00	$ 979.32	0.85%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares India Small Cap ETF (Consolidated)[2]
Actual	$1,000.00	$1,010.42	0.85%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Industrials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 999.47	0.85%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

EGA Emerging Global Shares Trust 25

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratios	Through
	4/1/2012	9/30/2012	for the Period	9/30/2012[1]
EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)[2]
Actual	$1,000.00	$ 958.92	0.85%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Technology GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 956.57	0.85%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Telecom GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,027.21	0.85%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Utilities GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 930.07	0.85%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

1	Expenses are calculated using each Fund's annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).
2	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.

26 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the midpoint of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

EGShares Basic Materials GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	36	11.22%	30	9.35%
	25-49.99	41	12.77%	32	9.97%
	50-74.99	26	8.10%	20	6.23%
	75-99.99	21	6.54%	9	2.80%
	> 100	64	19.94%	42	13.08%
Total		188	58.57%	133	41.43%
EGShares Beyond BRICs ETF
August 15, 2012*–September 30, 2012
	0-24.99	–	0.00%	1	3.13%
	25-49.99	7	21.87%	–	0.00%
	50-74.99	7	21.87%	–	0.00%
	75-99.99	11	34.38%	–	0.00%
	> 100	6	18.75%	–	0.00%
Total		31	96.87%	1	3.13%
EGShares Brazil Infrastructure ETF
February 24, 2010*–September 30, 2012
	0-24.99	48	7.34%	49	7.49%
	25-49.99	37	5.66%	47	7.19%
	50-74.99	24	3.67%	44	6.73%
	75-99.99	24	3.67%	15	2.29%
	> 100	340	51.99%	26	3.97%
Total		473	72.33%	181	27.67%
EGShares China Infrastructure ETF
February 17, 2010*–September 30, 2012
	0-24.99	68	10.30%	61	9.24%
	25-49.99	63	9.55%	63	9.55%
	50-74.99	67	10.15%	44	6.67%
	75-99.99	50	7.58%	42	6.36%
	> 100	101	15.30%	101	15.30%
Total		349	52.88%	311	47.12%
EGShares Consumer Goods GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	47	14.64%	45	14.02%
	25-49.99	35	10.90%	41	12.77%
	50-74.99	29	9.04%	26	8.10%
	75-99.99	19	5.92%	22	6.85%
	> 100	18	5.61%	39	12.15%
Total		148	46.11%	173	53.89%

EGA Emerging Global Shares Trust 27

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

EGShares Consumer Services GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	50	15.58%	63	19.63%
	25-49.99	33	10.28%	41	12.77%
	50-74.99	15	4.67%	38	11.84%
	75-99.99	3	0.93%	30	9.34%
	> 100	4	1.25%	44	13.71%
Total		105	32.71%	216	67.29%
EGShares Emerging Markets Consumer ETF
September 14, 2010*–September 30, 2012
	0-24.99	84	16.22%	72	13.90%
	25-49.99	125	24.13%	29	5.60%
	50-74.99	97	18.73%	14	2.70%
	75-99.99	46	8.88%	11	2.12%
	> 100	26	5.02%	14	2.70%
Total		378	72.98%	140	27.02%
EGShares Emerging Markets Domestic Demand ETF
August 15, 2012*–September 30, 2012
	0-24.99	1	3.12%	2	6.25%
	25-49.99	10	31.25%	–	0.00%
	50-74.99	11	34.38%	–	0.00%
	75-99.99	6	18.75%	–	0.00%
	> 100	2	6.25%	–	0.00%
Total		30	93.75%	2	6.25%
EGShares Emerging Markets Metals & Mining ETF
May 21, 2009*–September 30, 2012
	0-24.99	139	16.41%	106	12.51%
	25-49.99	111	13.11%	74	8.74%
	50-74.99	79	9.33%	61	7.20%
	75-99.99	75	8.85%	40	4.72%
	> 100	88	10.39%	74	8.74%
Total		492	58.09%	355	41.91%
EGShares Energy GEMS ETF
May 21, 2009*–September 30, 2012
	0-24.99	105	12.41%	87	10.28%
	25-49.99	120	14.19%	90	10.64%
	50-74.99	117	13.83%	74	8.75%
	75-99.99	59	6.97%	34	4.02%
	> 100	79	9.34%	81	9.57%
Total		480	56.74%	366	43.26%
EGShares Financials GEMS ETF
September 16, 2009*–September 30, 2012
	0-24.99	105	13.73%	101	13.20%
	25-49.99	92	12.03%	88	11.50%
	50-74.99	55	7.19%	84	10.98%
	75-99.99	43	5.62%	40	5.23%
	> 100	84	10.98%	73	9.54%
Total		379	49.55%	386	50.45%
EGShares GEMS Composite ETF
July 22, 2009*–September, 2012
	0-24.99	115	14.29%	110	13.66%
	25-49.99	118	14.66%	97	12.05%
	50-74.99	65	8.07%	72	8.94%
	75-99.99	59	7.33%	29	3.60%
	> 100	77	9.57%	63	7.83%
Total		434	53.92%	371	46.08%

28 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

EGShares Health Care GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	39	12.15%	44	13.71%
	25-49.99	34	10.59%	38	11.84%
	50-74.99	15	4.67%	48	14.95%
	75-99.99	12	3.74%	20	6.23%
	> 100	22	6.85%	49	15.27%
Total		122	38.00%	199	62.00%
EGShares India Consumer ETF
August 10, 2011*–September 30, 2012
	0-24.99	18	6.27%	33	11.50%
	25-49.99	31	10.80%	30	10.45%
	50-74.99	35	12.20%	19	6.62%
	75-99.99	18	6.27%	4	1.39%
	> 100	79	27.53%	20	6.97%
Total		181	63.07%	106	36.93%
EGShares India Infrastructure ETF
August 11, 2010*–September 30, 2012
	0-24.99	47	8.72%	52	9.65%
	25-49.99	56	10.39%	46	8.53%
	50-74.99	53	9.83%	45	8.35%
	75-99.99	36	6.68%	33	6.12%
	> 100	88	16.33%	83	15.40%
Total		280	51.95%	259	48.05%
EGShares India Small Cap ETF
July 7, 2010*–September 30, 2012
	0-24.99	64	11.35%	42	7.45%
	25-49.99	51	9.04%	40	7.09%
	50-74.99	51	9.04%	35	6.21%
	75-99.99	52	9.22%	22	3.90%
	> 100	138	24.47%	69	12.23%
Total		356	63.12%	208	36.88%
EGShares Industrials GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	37	11.53%	42	13.08%
	25-49.99	28	8.72%	28	8.72%
	50-74.99	25	7.79%	25	7.79%
	75-99.99	19	5.92%	26	8.10%
	> 100	33	10.28%	58	18.07%
Total		142	44.24%	179	55.76%
EGShares Low Volatility Emerging Markets Dividend ETF
August 4, 2011*–September 30, 2012
	0-24.99	34	11.68%	37	12.72%
	25-49.99	54	18.56%	11	3.78%
	50-74.99	50	17.18%	12	4.12%
	75-99.99	35	12.03%	11	3.78%
	> 100	37	12.71%	10	3.44%
Total		210	72.16%	81	27.84%
EGShares Technology GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	61	19.00%	55	17.13%
	25-49.99	44	13.71%	24	7.48%
	50-74.99	30	9.35%	18	5.61%
	75-99.99	23	7.17%	14	4.36%
	> 100	29	9.03%	23	7.16%
Total		187	58.26%	134	41.74%

EGA Emerging Global Shares Trust 29

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

EGShares Telecom GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	47	14.64%	45	14.02%
	25-49.99	34	10.59%	37	11.53%
	50-74.99	23	7.17%	22	6.85%
	75-99.99	26	8.10%	12	3.74%
	> 100	48	14.95%	27	8.41%
Total		178	55.45%	143	44.55%
EGShares Utilities GEMS ETF
June 23, 2011*–September 30, 2012
	0-24.99	52	16.20%	62	19.31%
	25-49.99	37	11.53%	43	13.39%
	50-74.99	14	4.36%	31	9.66%
	75-99.99	12	3.74%	18	5.61%
	> 100	5	1.56%	47	14.64%
Total		120	37.39%	201	62.61%

* Commencement of Operations.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

30 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Basic Materials GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—16.6%
Companhia Siderurgica Nacional SA ADR	13,994	$78,786
Gerdau SA Preference Shares ADR	13,786	131,105
Vale SA Preference A Shares ADR	15,211	264,063
Total Brazil		473,954
Chile – 3.0%
Empresas CMPC SA	21,862	86,048
China—17.3%
Aluminum Corp. of China, Ltd. Class H ADR*	4,281	43,366
China Coal Energy Co., Ltd. Class H	79,696	72,776
China Shenhua Energy Co., Ltd. Class H	47,957	186,181
Jiangxi Copper Co., Ltd. Class H	29,304	74,231
Yanzhou Coal Mining Co., Ltd. Class H ADR	3,961	59,217
Zijin Mining Group Co., Ltd. Class H	137,949	55,690
Total China		491,461
India—9.7%
Coal India, Ltd.	12,316	83,815
Hindalco Industries, Ltd.	17,882	40,921
Jindal Steel & Power, Ltd.	8,636	69,938
Sterlite Industries India, Ltd. ADR	5,443	41,312
Tata Steel, Ltd.	5,223	39,699
Total India		275,685
Indonesia—1.2%
Bumi Resources Tbk PT	472,962	36,077
Malaysia—2.7%
Petronas Chemicals Group BHD	36,400	76,218
Mexico—8.6%
Grupo Mexico SAB de CV Series B	40,609	134,360
Industrias Penoles SAB de CV	2,224	109,840
Total Mexico		244,200
Poland—4.1%
KGHM Polska Miedz SA	2,459	117,057

Investments	Shares	Value

Russia—15.3%
Evraz PLC	9,482	$37,758
MMC Norilsk Nickel OJSC ADR	9,999	159,484
Novolipetsk Steel GDR	1,584	31,363
Severstal GDR	3,959	49,527
Uralkali OJSC GDR	3,788	156,709
Total Russia		434,841
South Africa—21.2%
Anglo American Platinum, Ltd.	1,189	61,675
AngloGold Ashanti, Ltd. ADR	5,317	186,361
Gold Fields, Ltd. ADR	10,282	132,124
Impala Platinum Holdings, Ltd.	8,222	138,509
Kumba Iron Ore, Ltd.	1,386	84,479
Total South Africa		603,148
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $3,258,619)		2,838,689
Other Assets in Excess of Liabilities—0.3%		7,333
Net Assets—100.0%		$2,846,022

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Chemicals	$232,927	8.2%
Metals & Mining	2,081,648	73.1
Oil, Gas & Consumable Fuels	438,066	15.4
Paper & Forest Products	86,048	3.0
Total Investments	2,838,689	99.7
Other Assets in Excess of Liabilities	7,333	0.3
Net Assets	$2,846,022	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 31

Schedule of Investments

EGShares Beyond BRICs ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Chile—4.9%
Banco Santander Chile ADR	635	$46,507
Enersis SA ADR	3,804	62,348
Lan Airlines SA ADR	5,092	128,726
Sociedad Quimica y Minera de Chile SA ADR	1,881	115,945
Total Chile		353,526
Colombia—3.9%
Bancolombia SA ADR	1,253	74,817
Ecopetrol SA ADR	3,545	208,907
Total Colombia		283,724
Indonesia—11.9%
Astra International Tbk PT	272,835	210,969
Bank Central Asia Tbk PT	203,740	168,187
Bank Mandiri Persero Tbk PT	148,950	127,627
Bank Rakyat Indonesia Persero Tbk PT	168,093	130,856
Perusahaan Gas Negara PT	162,047	69,848
Telekomunikasi Indonesia Tbk PT ADR	3,883	151,165
Total Indonesia		858,652
Malaysia—15.1%
Axiata Group BHD	54,400	115,688
CIMB Group Holdings BHD	65,100	159,741
DiGi.Com BHD	39,900	68,926
Genting BHD	36,200	103,158
Malayan Banking BHD	46,200	136,189
Maxis BHD	27,300	61,808
Petronas Chemicals Group BHD	28,000	58,629
Public Bank BHD	42,000	197,598
Sime Darby BHD	38,300	122,801
Tenaga Nasional BHD	29,400	65,600
Total Malaysia		1,090,138
Mexico—18.2%
America Movil SAB de CV Series L ADR	12,933	329,015
Fomento Economico Mexicano SAB de CV ADR	3,724	342,533
Grupo Mexico SAB de CV Series B	92,146	304,878
Grupo Modelo SAB de CV Series C	36,767	331,403
Total Mexico		1,307,829
Peru—1.9%
Cia de Minas Buenaventura SA ADR	3,454	134,568
Philippines—1.0%
SM Investments Corp.	3,970	69,474
Poland—3.5%
Bank Pekao SA	1,498	73,788
PGE SA	10,441	60,295
Powszechna Kasa Oszczednosci Bank Polski SA	10,469	116,339
Total Poland		250,422
South Africa—18.3%
FirstRand, Ltd.	63,537	214,764
MTN Group, Ltd.	18,126	351,947
Naspers, Ltd. N Shares	4,490	280,229
Sasol, Ltd.	6,686	301,671
Standard Bank Group, Ltd.	13,260	169,752
Total South Africa		1,318,363

Investments	Shares	Value

Thailand—14.4%
Advanced Info Service PCL	23,800	$165,471
Bangkok Bank PCL	19,141	120,642
Kasikornbank PCL	25,900	153,566
PTT Exploration & Production PCL	16,100	84,998
PTT PCL	19,600	209,500
Siam Cement PCL	9,100	103,181
Siam Commercial Bank PCL	36,400	199,266
Total Thailand		1,036,624
Turkey—6.5%
Akbank TAS	25,080	99,169
KOC Holding AS	8,630	34,508
Turk Telekomunikasyon AS	6,980	27,833
Turkcell Iletisim Hizmetleri AS*	11,524	70,276
Turkiye Garanti Bankasi AS	31,472	131,455
Turkiye Halk Bankasi AS	4,567	35,608
Turkiye Is Bankasi Class C	21,225	66,668
Total Turkey		465,517
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $7,039,850)		7,168,837
Other Assets in Excess of Liabilities—0.4%		27,063
Net Assets—100.0%		$7,195,900

*	Non-income producing security

ADR American Depositary Receipts

		% of
Summary by Industry	Value	Net Assets
Airlines	$128,726	1.8%
Automobiles	210,969	2.9
Beverages	673,936	9.4
Chemicals	174,574	2.4
Commercial Banks	2,207,775	30.7
Construction Materials	103,181	1.4
Diversified Financial Services	214,764	3.0
Diversified Telecommunication Services	178,998	2.5
Electric Utilities	188,243	2.6
Gas Utilities	69,848	1.0
Hotels, Restaurants & Leisure	103,158	1.4
Industrial Conglomerates	226,783	3.1
Media	280,229	3.9
Metals & Mining	439,446	6.1
Oil, Gas & Consumable Fuels	805,076	11.2
Wireless Telecommunication Services	1,163,131	16.2
Total Investments	7,168,837	99.6
Other Assets in Excess of Liabilities	27,063	0.4
Net Assets	$7,195,900	100.0%

The accompanying notes are an integral part of these financial statements.

32 EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Brazil Infrastructure ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.0%
Aerospace & Defense—4.9%
Embraer SA	519,461	$3,459,147
Diversified Telecommunication Services—9.2%
Oi SA Preference Shares	836,266	3,363,531
Telefonica Brasil SA	142,468	3,100,336
Total Diversified Telecommunication Services		6,463,867
Electric Utilities—9.6%
Centrais Eletricas Brasileiras SA	346,117	2,060,870
Companhia Energetica de Minas Gerais	158,360	1,706,304
CPFL Energia SA	267,877	2,944,429
Total Electric Utilities		6,711,603
Energy Equipment & Services—0.4%
OSX Brasil SA*	48,128	294,632
Gas Utilities—3.0%
Companhia de Gas de Sao Paulo Class A	93,367	2,106,372
Independent Power Producers & Energy Traders—9.0%
AES Tiete SA	116,546	1,047,811
Companhia Energetica de Sao Paulo
Preference Shares Class B	199,915	2,111,681
Tractebel Energia SA	202,550	3,189,803
Total Independent Power Producers & Energy Traders		6,349,295
Machinery—6.9%
Iochpe-Maxion SA	54,035	707,931
Marcopolo SA Preference Shares	308,217	1,782,031
Weg SA	202,530	2,374,896
Total Machinery		4,864,858
Metals & Mining—13.8%
Companhia Siderurgica Nacional SA	660,257	3,732,821
Gerdau SA	311,883	2,448,884
Vale SA	198,144	3,539,402
Total Metals & Mining		9,721,107

Investments	Shares	Value

Oil, Gas & Consumable Fuels—5.0%
Ultrapar Participacoes SA	158,547	$3,544,801
Real Estate Management & Development—11.4%
BR Malls Participacoes SA	282,258	3,882,995
BR Properties SA	165,041	2,143,548
Multiplan Empreendimentos Imobiliarios SA	67,657	1,987,558
Total Real Estate Management & Development		8,014,101
Road & Rail—5.6%
All America Latina Logistica	415,840	1,707,387
JSL SA	59,640	316,308
Localiza Rent a Car SA	108,496	1,878,145
Total Road & Rail		3,901,840
Transportation Infrastructure—9.1%
CCR SA	460,071	4,090,931
Ecorodovias Infraestrutura e Logistica SA	139,150	1,201,650
Obrascon Huarte Lain Brasil SA	121,204	1,103,430
Total Transportation Infrastructure		6,396,011
Water Utilities—6.9%
Companhia de Saneamento Basico do Estado de Sao Paulo	85,629	3,481,633
Companhia de Saneamento de Minas Gerais	59,952	1,360,799
Total Water Utilities		4,842,432
Wireless Telecommunication Services—4.2%
Tim Participacoes SA	758,748	2,917,111
TOTAL INVESTMENTS IN SECURITIES—99.0%
(Cost: $67,913,423)		69,587,177
Other Assets in Excess of Liabilities—1.0%		721,605
Net Assets—100.0%		$ 70,308,782

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 33

Schedule of Investments

EGShares China Infrastructure ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.9%
Construction & Engineering—14.6%
China Communications Construction Co., Ltd. Class H	561,521	$454,098
China Railway Construction Corp., Ltd. Class H	600,009	537,073
China Railway Group, Ltd. Class H	1,228,269	537,044
Total Construction & Engineering		1,528,215
Construction Materials—11.8%
Anhui Conch Cement Co., Ltd. Class H	200,262	623,781
BBMG Corp. Class H	356,145	272,853
China National Building Material Co., Ltd. Class H	305,745	337,953
Total Construction Materials		1,234,587
Diversified Telecommunication Services—10.0%
China Telecom Corp., Ltd. Class H	960,732	555,132
China Unicom Hong Kong, Ltd.	303,540	497,989
Total Diversified Telecommunication Services		1,053,121
Electrical Equipment—8.1%
Dongfang Electric Corp., Ltd. Class H	184,619	251,453
Shanghai Electric Group Co., Ltd. Class H	1,180,909	420,379
Zhuzhou CSR Times Electric Co., Ltd. Class H	70,962	182,685
Total Electrical Equipment		854,517
Energy Equipment & Services—5.5%
China Oilfield Services, Ltd. Class H	317,206	577,687
Gas Utilities—2.0%
ENN Energy Holdings Ltd.	48,861	205,760
Independent Power Producers & Energy Traders—12.5%
China Longyuan Power Group Corp. Class H	447,477	294,345
Datang International Power Generation Co., Ltd. Class H	1,377,341	463,659
Huaneng Power International, Inc. Class H	720,156	548,018
Total Independent Power Producers & Energy Traders		1,306,022

Investments	Shares	Value

Machinery—12.9%
Changsha Zoomlion Heavy Industry Science And Technology Development Co., Ltd. Class H	427,046	$485,251
CSR Corp., Ltd. Class H	666,985	441,316
Weichai Power Co., Ltd. Class H	139,439	427,134
Total Machinery		1,353,701
Metals & Mining—13.3%
Aluminum Corp. of China, Ltd. Class H*	1,172,067	485,259
Angang Steel Co., Ltd. Class H	461,819	238,258
Jiangxi Copper Co., Ltd. Class H	212,702	538,802
Maanshan Iron & Steel Co., Ltd. Class H	543,061	127,479
Total Metals & Mining		1,389,798
Real Estate Management & Development—9.2%
Agile Property Holdings, Ltd.	88,202	99,427
Country Garden Holdings Co., Ltd.*	306,056	119,213
Evergrande Real Estate Group, Ltd.	349,125	138,241
Guangzhou R&F Properties Co., Ltd. Class H	207,397	238,875
Longfor Properties Co., Ltd.	88,393	136,809
Shimao Property Holdings, Ltd.	88,682	152,584
Soho China, Ltd.	125,839	77,906
Total Real Estate Management & Development		963,055
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $13,396,369)		10,466,463
Other Assets in Excess of Liabilities—0.1%		11,487
Net Assets—100.0%		$10,477,950

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

34 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Consumer Goods GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.3%
Brazil—15.5%
BRF—Brasil Foods SA ADR	7,158	$123,833
Companhia de Bebidas das Americas
Preference Shares ADR	5,791	221,622
Total Brazil		345,455
Cayman Islands—2.7%
China Mengniu Dairy Co. Ltd.	20,243	60,573
China—7.2%
China Agri-Industries Holdings, Ltd.	46,691	26,437
Dongfeng Motor Group Co., Ltd. Class H	43,835	51,166
Great Wall Motor Co., Ltd. Class H	19,327	50,977
Guangzhou Automobile Group Co., Ltd. Class H	48,451	31,808
Total China		160,388
Colombia—2.4%
Grupo Nutresa SA	4,692	54,765
India—15.1%
Bajaj Auto, Ltd.	1,364	47,327
Hero MotoCorp, Ltd.	1,530	54,543
Hindustan Unilever, Ltd.	11,642	120,481
ITC, Ltd.	22,149	114,388
Total India		336,739
Indonesia—12.9%
Astra International Tbk PT	192,559	148,896
Gudang Garam Tbk PT	8,147	39,543
Indofood Sukses Makmur Tbk PT	81,167	47,920
Unilever Indonesia Tbk PT	19,157	52,146
Total Indonesia		288,505
Malaysia—9.4%
British American Tobacco Malaysia BHD	2,300	45,451
IOI Corp. BHD	44,600	72,667
Kuala Lumpur Kepong BHD	7,500	54,131
PPB Group BHD	9,500	37,484
Total Malaysia		209,733

Investments	Shares	Value

Mexico—24.1%
Arca Continental SAB de CV	11,235	$79,649
Coca-Cola Femsa SAB de CV ADR	511	65,919
Fomento Economico Mexicano SAB de CV ADR	1,794	165,012
Grupo Bimbo SAB de CV Series A	33,854	84,600
Grupo Modelo SAB de CV Series C	8,894	80,167
Kimberly-Clark de Mexico SAB de CV Class A	25,997	62,156
Total Mexico		537,503
Philippines—2.2%
San Miguel Corp.	18,225	48,189
South Africa—3.9%
Tiger Brands, Ltd.	2,616	86,592
Thailand—2.6%
Charoen Pokphand Foods Public Co., Ltd.	53,400	58,119
Turkey—2.3%
Anadolu Efes Biracilik ve Malt Sanayii AS	3,457	51,405
TOTAL INVESTMENTS IN SECURITIES—100.3%
(Cost: $2,070,755)		2,237,966
Liabilities in Excess of Other Assets—(0.3)%		(7,106)
Net Assets—100.0%		$2,230,860

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
Summary by Industry	Value	Net Assets
Automobiles	$384,717	17.3%
Beverages	711,963	31.9
Food Products	707,121	31.7
Household Products	234,783	10.5
Tobacco	199,382	8.9
Total Investments	2,237,966	100.3
Liabilities in Excess of Other Assets	(7,106)	(0.3)
Net Assets	$2,230,860	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 35

Schedule of Investments

EGShares Consumer Services GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—101.9%
Brazil—4.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	1,804	$81,379
Chile—12.7%
Cencosud SA	6,149	37,230
Lan Airlines SA ADR	4,557	115,201
S.A.C.I. Falabella	10,249	103,445
Total Chile		255,876
China—9.0%
Air China, Ltd. Class H	39,799	25,050
China Resources Enterprise, Ltd.	18,793	62,779
Ctrip.com International, Ltd. ADR*	2,694	45,474
New Oriental Education & Technology Group, Ltd. ADR	2,814	46,909
Total China		180,212
Colombia—2.6%
Almacenes Exito SA	3,231	52,926
Malaysia—7.7%
AirAsia BHD	28,500	28,160
Genting BHD	27,200	77,511
Genting Malaysia BHD	43,300	49,583
Total Malaysia		155,254
Mexico—12.8%
Grupo Elektra SA de CV	246	10,035
Grupo Televisa SAB ADR	3,558	83,649
TV Azteca SAB de CV Series CPO	15,415	10,646
Wal-Mart de Mexico SAB de CV Series V	54,070	152,446
Total Mexico		256,776
Philippines—3.3%
SM Investments Corp.	3,840	67,199
Russia—8.1%
Magnit OJSC GDR	3,593	122,126
X5 Retail Group NV GDR*	1,975	41,495
Total Russia		163,621

Investments	Shares	Value

South Africa—35.4%
Foschini Group Ltd. (The)	4,036	$61,882
Massmart Holdings, Ltd.	1,733	35,056
Mr. Price Group Ltd.	3,782	57,749
Naspers, Ltd. N Shares	3,398	212,076
Pick n Pay Stores, Ltd.	4,352	23,545
Shoprite Holdings, Ltd.	4,384	89,442
Steinhoff International Holdings, Ltd.	27,029	85,433
Truworths International, Ltd.	7,237	82,446
Woolworths Holdings, Ltd.	8,930	65,791
Total South Africa		713,420
Thailand—3.3%
CP ALL PCL	57,500	66,317
Turkey—2.9%
BIM Birlesik Magazalar AS	1,392	58,142
TOTAL INVESTMENTS IN SECURITIES—101.9%
(Cost: $2,003,822)		2,051,122
Liabilities in Excess of Other Assets—(1.9)%		(37,797)
Net Assets—100.0%		$2,013,325

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Airlines	$168,411	8.4%
Diversified Consumer Services	46,909	2.3
Food & Staples Retailing	822,883	40.9
Hotels, Restaurants & Leisure	172,568	8.6
Household Durables	85,433	4.2
Industrial Conglomerates	67,199	3.3
Media	306,371	15.2
Multiline Retail	169,236	8.4
Specialty Retail	212,112	10.6
Total Investments	2,051,122	101.9
Liabilities in Excess of Other Assets	(37,797)	(1.9)
Net Assets	$2,013,325	100.0%

The accompanying notes are an integral part of these financial statements.

36 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Consumer ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.9%
Brazil—17.0%
BRF—Brasil Foods SA ADR	1,156,810	$20,012,813
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	271,513	12,247,951
Companhia de Bebidas das Americas
Preference Shares ADR	1,158,586	44,339,086
Total Brazil		76,599,850
Chile—9.3%
Cencosud SA	1,761,616	10,665,842
Lan Airlines SA ADR	576,595	14,576,322
S.A.C.I. Falabella	1,671,387	16,869,544
Total Chile		42,111,708
China—5.3%
China Resources Enterprise, Ltd.	2,100,704	7,017,475
Ctrip.com International, Ltd. ADR*	316,342	5,339,853
Dongfeng Motor Group Co., Ltd. Class H	5,748,108	6,709,493
New Oriental Education & Technology Group, Ltd. ADR	278,391	4,640,778
Total China		23,707,599
Colombia—1.5%
Grupo Nutresa SA	579,266	6,761,159
India—11.2%
Bajaj Auto, Ltd.	165,521	5,743,103
Hero Motocorp, Ltd.	186,073	6,633,294
Hindustan Unilever, Ltd.	1,834,452	18,984,465
ITC, Ltd.	3,685,373	19,033,000
Total India		50,393,862
Indonesia—5.9%
Astra International TBK PT	34,106,738	26,373,026
Malaysia—6.2%
Genting BHD	4,124,120	11,752,359
Genting Malaysia BHD	6,377,080	7,302,398
IOI Corp. BHD	5,562,920	9,063,747
Total Malaysia		28,118,504
Mexico—18.5%
Fomento Economico Mexicano SAB de CV Series UB	3,094,273	28,525,865
Grupo Bimbo SAB de CV Series A	4,760,956	11,897,530
Grupo Televisa SAB Series CPO	3,469,624	16,380,344
Wal-Mart de Mexico SAB de CV Series V	9,473,398	26,709,497
Total Mexico		83,513,236

Investments	Shares	Value

Russia—3.9%
Magnit OJSC GDR	512,372	$17,415,524
South Africa—19.0%
Naspers, Ltd. N Shares	648,999	40,505,265
Shoprite Holdings, Ltd.	668,933	13,647,574
Steinhoff International Holdings, Ltd.*	3,107,702	9,822,736
Tiger Brands, Ltd.	364,298	12,058,570
Truworths International, Ltd.	842,169	9,594,285
Total South Africa		85,628,430
Thailand—2.1%
CP ALL PCL	8,178,800	9,432,989
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $418,982,105)		450,055,887
Other Assets in Excess of Liabilities—0.1%		389,483
Net Assets—100.0%		$450,445,370

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Airlines	$14,576,322	3.3%
Automobiles	45,458,916	10.1
Beverages	72,864,951	16.2
Diversified Consumer Services	4,640,778	1.0
Food & Staples Retailing	97,136,852	21.6
Food Products	59,793,819	13.3
Hotels, Restaurants & Leisure	24,394,610	5.4
Household Durables	9,822,736	2.2
Household Products	18,984,465	4.2
Media	56,885,609	12.6
Multiline Retail	16,869,544	3.7
Specialty Retail	9,594,285	2.1
Tobacco	19,033,000	4.2
Total Investments	450,055,887	99.9
Other Assets in Excess of Liabilities	389,483	0.1
Net Assets	$450,445,370	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 37

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Domestic Demand ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—12.3%
BRF—Brasil Foods SA ADR	7,800	$134,940
Centrais Eletricas Brasileiras SA ADR	3,340	19,806
Companhia de Bebidas das Americas
Preference Shares ADR	6,315	241,675
Companhia de Saneamento Basico do
Estado de Sao Paulo ADR	665	54,005
Companhia Energetica de Minas Gerais ADR	1,495	18,119
Companhia Paranaense de Energia-Copel
Preference Shares ADR	430	7,061
CPFL Energia SA ADR	850	18,624
Telefonica Brasil SA Preference Shares ADR	6,375	138,592
Total Brazil		632,822
Chile—1.0%
Enersis SA ADR	2,945	48,269
China—14.8%
BYD Co., Ltd. Class H*	32,205	56,159
China Telecom Corp., Ltd. Class H	457,455	264,328
Dongfeng Motor Group Co., Ltd. Class H	99,535	116,182
Great Wall Motor Co., Ltd. Class H	39,160	103,289
Huaneng Power International, Inc. Class H	186,142	141,649
Sinopharm Group Co. Class H	24,605	78,862
Total China		760,469
India—15.2%
Bajaj Auto, Ltd.	1,415	49,096
Bharti Airtel, Ltd.	12,435	62,582
Cipla, Ltd.	4,870	35,095
Dr Reddy’s Laboratories Ltd.	1,320	41,184
GAIL India, Ltd.	3,985	28,918
Hero Motocorp, Ltd.	1,090	38,857
ITC, Ltd.	52,461	270,933
Mahindra & Mahindra, Ltd.	4,865	79,757
Sun Pharmaceutical Industries, Ltd.	6,240	82,287
Tata Motors, Ltd. ADR	3,630	93,218
Total India		781,927
Indonesia—6.7%
Astra International Tbk PT	221,385	171,186
Perusahaan Gas Negara PT	126,250	54,418
Telekomunikasi Indonesia Tbk PT ADR	3,005	116,985
Total Indonesia		342,589
Malaysia—4.3%
Axiata Group BHD	42,000	89,318
Genting BHD	28,000	79,790
Tenaga Nasional BHD	22,500	50,204
Total Malaysia		219,312
Mexico—24.3%
America Movil SAB de CV Series L ADR	9,255	235,447
Coca-Cola Femsa SAB de CV ADR	1,285	165,765
Fomento Economico Mexicano SAB de CV ADR	2,752	253,129
Grupo Elektra SA de CV	770	31,412
Grupo Modelo SAB de CV Series C	27,075	244,043
Grupo Televisa SAB ADR	6,430	151,169
Wal-Mart de Mexico SAB de CV Series V	59,510	167,784
Total Mexico		1,248,749

Investments	Shares	Value

Philippines—1.5%
Philippine Long Distance Telephone Co. ADR	1,180	$77,892
Poland—0.9%
PGE SA	8,125	46,921
Russia—3.1%
Federal Hydrogenerating Co. JSC ADR	13,175	35,045
Mobile TeleSystems ADR	7,160	125,443
Total Russia		160,488
South Africa—13.1%
Aspen Pharmacare Holdings, Ltd.	2,335	40,468
Imperial Holdings, Ltd.	1,590	36,133
MTN Group, Ltd.	12,965	251,737
Naspers, Ltd. N Shares	3,475	216,882
Steinhoff International Holdings, Ltd.	11,610	36,696
Truworths International, Ltd.	3,890	44,316
Woolworths Holdings, Ltd.	6,135	45,199
Total South Africa		671,431
Thailand—2.5%
Advanced Info Service PCL	18,500	128,622
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $4,993,926)		5,119,491
Other Assets in Excess of Liabilities—0.3%		15,211
Net Assets—100.0%		$5,134,702

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Automobiles	$707,744	13.8%
Beverages	904,612	17.6
Distributors	36,133	0.7
Diversified Telecommunication Services	519,905	10.1
Electric Utilities	244,049	4.7
Food & Staples Retailing	167,784	3.3
Food Products	134,940	2.6
Gas Utilities	83,336	1.6
Health Care Providers & Services	78,862	1.5
Hotels, Restaurants & Leisure	79,790	1.6
Household Durables	36,696	0.7
Independent Power Producers & Energy Traders	141,649	2.8
Media	368,051	7.2
Multiline Retail	45,199	0.9
Pharmaceuticals	199,034	3.9
Specialty Retail	75,728	1.5
Tobacco	270,933	5.3
Water Utilities	54,005	1.0
Wireless Telecommunication Services	971,041	18.9
Total Investments	5,119,491	99.7
Other Assets in Excess of Liabilities	15,211	0.3
Net Assets	$5,134,702	100.0%

The accompanying notes are an integral part of these financial statements.

38 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Metals & Mining ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.5%
Brazil—16.8%
Companhia Siderurgica Nacional SA ADR	65,217	$ 367,172
Gerdau SA Preference Shares ADR	62,399	593,414
Vale SA ADR	65,337	1,169,532
Total Brazil		2,130,118
Chile—2.4%
Capital SA	8,700	303,047
China—18.3%
Aluminum Corp. of China, Ltd. Class H	481,827	199,486
China Coal Energy Co., Ltd. Class H	391,467	357,474
China Shenhua Energy Co., Ltd. Class H	212,019	823,109
Jiangxi Copper Co., Ltd. Class H	138,641	351,196
Yanzhou Coal Mining Co., Ltd. Class H	208,996	318,619
Zijin Mining Group Co., Ltd. Class H	668,251	269,774
Total China		2,319,658
India—12.0%
Coal India, Ltd.	56,731	386,077
Hindalco Industries, Ltd.	100,390	229,729
Jindal Steel & Power, Ltd.	42,483	344,044
Steel Authority of India, Ltd.	84,284	136,545
Sterlite Industries India, Ltd. ADR	26,058	197,780
Tata Steel, Ltd.	29,840	226,805
Total India		1,520,980
Indonesia—1.3%
Bumi Resources Tbk PT	2,096,090	159,890
Mexico—8.7%
Grupo Mexico SAB de CV Series B	175,661	581,199
Industrias Penoles SAB de CV	10,511	519,122
Total Mexico		1,100,321
Poland—4.4%
KGHM Polska Miedz SA	11,606	552,486

Investments	Shares	Value

Russia—10.8%
Evraz PLC	46,884	$186,697
MMC Norilsk Nickel OJSC ADR	47,306	754,531
Novolipetsk Steel GDR	8,999	178,180
Severstal GDR	19,602	245,221
Total Russia		1,364,629
South Africa—23.0%
Anglo American Platinum, Ltd.	5,809	301,322
AngloGold Ashanti, Ltd.	24,391	864,415
Gold Fields, Ltd.	52,750	682,458
Impala Platinum Holdings, Ltd.	39,113	658,903
Kumba Iron Ore, Ltd.	6,638	404,596
Total South Africa		2,911,694
Turkey—1.8%
Eregli Demir ve Celik Fabrikalari TAS	191,635	235,862
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $17,360,386)		12,598,685
Other Assets in Excess of Liabilities—0.5%		64,417
Net Assets—100.0%		$12,663,102

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Metals & Mining	$10,553,516	83.3%
Oil, Gas & Consumable Fuels	2,045,169	16.2
Total Investments	12,598,685	99.5
Other Assets in Excess of Liabilities	64,417	0.5
Net Assets	$12,663,102	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 39

Schedule of Investments (Consolidated)†

EGShares Energy GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—7.4%
Petroleo Brasileiro SA ADR	38,297	$878,533
Chile—2.9%
Empresas Copec SA	23,748	349,887
China—21.8%
China Oilfield Services, Ltd. Class H	99,914	181,961
China Petroleum & Chemical Corp. Class H	575,756	537,642
CNOOC, Ltd.	410,508	841,851
Kunlun Energy Co., Ltd.	167,958	294,182
PetroChina Co., Ltd. Class H	576,324	755,225
Total China		2,610,861
Colombia—4.3%
Ecopetrol SA ADR	8,655	510,039
Hungary—1.8%
MOL Hungarian Oil and Gas PLC	2,549	211,318
India—15.3%
Bharat Petroleum Corp., Ltd.	16,160	106,835
Cairn India, Ltd.*	30,296	190,151
GAIL India, Ltd.	23,594	171,212
Indian Oil Corp., Ltd.	36,367	172,717
Oil & Natural Gas Corp., Ltd.	85,807	456,894
Reliance Industries, Ltd. GDR 144A	23,346	734,932
Total India		1,832,741
Malaysia—1.2%
Petronas Dagangan BHD	20,000	147,227
Poland—3.4%
Polski Koncern Naftowy Orlen SA*	18,632	264,630
Polskie Gornictwo Naftowe i Gazownictwo SA*	115,133	146,273
Total Poland		410,903
Russia—30.0%
Gazprom Neft JSC ADR	943	23,170
Gazprom OAO ADR	112,038	1,123,741
LUKOIL OAO ADR	13,050	803,880
NovaTek OAO GDR	4,447	526,080
Rosneft Oil Co. OJSC GDR	49,772	334,468
Surgutneftegas ADR	40,704	367,150
Tatneft ADR	9,780	405,577
Total Russia		3,584,066

Investments	Shares	Value

South Africa—4.5%
Sasol, Ltd.	11,805	$532,639
Thailand—5.5%
PTT Exploration & Production PCL	38,865	205,184
PTT PCL	30,589	326,958
Thai Oil PCL	57,986	122,924
Total Thailand		655,066
Turkey—1.6%
Tupras-Turkiye Petrol Rafinerileri AS	8,388	191,528
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $13,405,515)		11,914,808
Other Assets in Excess of Liabilities—0.3%		39,465
Net Assets—100.0%		$11,954,273

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
		% of
Summary by Industry	Value	Net Assets
Energy Equipment & Services	$181,961	1.5%
Gas Utilities	171,212	1.5
Industrial Conglomerates	349,887	2.9
Oil, Gas & Consumable Fuels	11,211,748	93.8
Total Investments	11,914,808	99.7
Other Assets in Excess of Liabilities	39,465	0.3
Net Assets	$11,954,273	100.0%

The accompanying notes are an integral part of these financial statements.

40 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Financials GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.1%
Brazil—14.3%
Banco Bradesco SA Preference Shares ADR	15,362	$246,867
Banco Santander Brasil SA ADS ADR	6,454	47,566
Itau Unibanco Holding SA Preference Shares ADR	17,488	267,217
Total Brazil		561,650
China—41.4%
Agricultural Bank of China, Ltd. Class H	237,604	92,550
Bank of China, Ltd. Class H	564,130	214,643
Bank of Communications Co., Ltd. Class H	75,565	51,265
China Citic Bank Corp., Ltd. Class H	89,953	42,695
China Construction Bank Corp. Class H	584,279	405,433
China Life Insurance Co., Ltd. Class H	58,282	168,383
China Merchants Bank Co., Ltd. Class H	37,393	62,987
China Overseas Land & Investment, Ltd.	37,062	94,265
Industrial and Commercial Bank of China, Ltd. Class H	609,342	359,951
Ping An Insurance Group Co. of China, Ltd. Class H	17,257	130,431
Total China		1,622,603
India—12.7%
HDFC Bank, Ltd. ADR	3,480	130,778
Housing Development Finance Corp., Ltd.	13,035	191,379
ICICI Bank, Ltd. ADR	2,748	110,305
State Bank of India GDR	747	64,354
Total India		496,816
Indonesia—2.8%
Bank Central Asia Tbk PT	133,095	109,870
Malaysia—3.6%
CIMB Group Holdings BHD	26,200	64,289
Malayan Banking BHD	25,600	75,464
Total Malaysia		139,753
Mexico—2.6%
Grupo Financiero Banorte SAB de CV Class O	17,834	100,910
Poland—2.1%
Powszechna Kasa Oszczednosci Bank Polski SA	7,420	82,456

Investments	Shares	Value

Russia—6.7%
Sberbank of Russia ADR	18,299	$214,647
VTB Bank OJSC GDR	14,634	48,731
Total Russia		263,378
South Africa—9.4%
ABSA Group, Ltd.	3,166	53,143
FirstRand, Ltd.	26,840	90,723
Sanlam, Ltd.	18,572	84,564
Standard Bank Group, Ltd.	10,887	139,374
Total South Africa		367,804
Turkey—4.5%
Akbank TAS	21,174	83,726
Turkiye Garanti Bankasi AS	22,077	92,213
Total Turkey		175,939
TOTAL INVESTMENTS IN SECURITIES—100.1%
(Cost: $4,388,284)		3,921,179
Liabilities in Excess of Other Assets—(0.1)%		(2,234)
Net Assets—100.0%		$3,918,945

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
ADS	American Depository Shares
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Commercial Banks	$3,161,434	80.7%
Diversified Financial Services	90,723	2.3
Insurance	383,378	9.8
Real Estate Management & Development	94,265	2.4
Thrifts & Mortgage Finance	191,379	4.9
Total Investments	3,921,179	100.1
Liabilities in Excess of Other Assets	(2,234)	(0.1)
Net Assets	$3,918,945	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 41

Schedule of Investments (Consolidated)†

EGShares GEMS Composite ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Brazil—16.4%
Banco Bradesco SA Preference Shares ADR	19,307	$310,263
BRF—Brasil Foods SA ADR	7,278	125,909
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar Preference Shares ADR	1,450	65,409
Companhia de Bebidas das Americas
Preference Shares ADR	7,756	296,822
Companhia de Saneamento Basico do
Estado de Sao Paulo ADR	534	43,366
Companhia Energetica de Minas Gerais
Preference Shares ADR	5,696	69,035
Companhia Siderurgica Nacional SA ADR	8,431	47,466
Embraer SA ADR	1,564	41,634
Gerdau SA Preference Shares ADR	6,968	66,266
Itau Unibanco Holding SA Preference Shares ADR	22,993	351,333
Petroleo Brasileiro SA ADR	16,756	384,383
Telefonica Brasil SA Preference Shares ADR	2,800	60,872
Ultrapar Participacoes SA ADR	4,813	107,378
Vale SA ADR	13,091	234,329
Total Brazil		2,204,465
Chile—2.2%
Cencosud SA	9,742	58,984
Empresa Nacional de Electricidad SA ADR	1,320	63,307
Enersis SA ADR	2,976	48,777
S.A.C.I. Falabella	12,112	122,248
Total Chile		293,316
China—27.8%
Baidu, Inc. ADR*	2,789	325,811
Bank of China, Ltd. Class H	662,623	252,119
China Communications Construction Co., Ltd. Class H	48,000	38,817
China Construction Bank Corp. Class H	834,198	578,852
China Life Insurance Co., Ltd. Class H	75,500	218,128
China Mobile, Ltd.	52,500	581,998
China Petroleum & Chemical Corp. Class H	162,280	151,537
China Shenhua Energy Co., Ltd. Class H	32,270	125,280
China Telecom Corp., Ltd. Class H	154,000	88,984
China Unicom Hong Kong, Ltd.	34,500	56,601
CNOOC, Ltd.	164,300	336,939
Dongfeng Motor Group Co., Ltd. Class H	26,000	30,349
Industrial and Commercial Bank of China, Ltd. Class H	831,793	491,357
Lenovo Group, Ltd.	49,700	41,154
Mindray Medical International, Ltd. ADR	1,101	37,005
NetEase.com, Inc. ADR*	641	35,986
PetroChina Co., Ltd. Class H	212,371	278,295
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	19,600	25,330
SINA Corp.*	348	22,509
Sinopharm Group Co. Class H	2,400	7,692
Sohu.com, Inc.*	418	17,593
ZTE Corp. Class H	2,400	3,851
Total China		3,746,187
Czech Republic—0.5%
CEZ AS	1,707	63,610
Egypt—0.3%
Orascom Construction Industries	967	45,661

Investments	Shares	Value

Hungary—0.2%
Richter Gedeon Nyrt.	149	$26,090
India—10.9%
Bharti Airtel, Ltd.	8,386	42,204
Cipla, Ltd.	2,191	15,789
Dr. Reddy’s Laboratories, Ltd. ADR	1,425	43,975
HDFC Bank, Ltd. ADR	4,462	167,682
Hindustan Unilever, Ltd.	10,530	108,973
Housing Development Finance Corp., Ltd.	15,414	226,308
Infosys, Ltd. ADR	4,986	242,020
ITC, Ltd.	18,658	96,359
Mahindra & Mahindra, Ltd.	1,843	30,214
NTPC, Ltd.	5,480	17,465
Reliance Industries, Ltd. GDR 144A	8,655	272,459
Sun Pharmaceutical Industries, Ltd.	4,003	52,788
Tata Consultancy Services, Ltd.	3,356	82,454
Tata Motors, Ltd. ADR	1,304	33,487
Wipro, Ltd. ADR	3,283	29,383
Total India		1,461,560
Indonesia—2.5%
Astra International Tbk PT	195,271	150,993
Perusahaan Gas Negara PT	139,500	60,129
Telekomunikasi Indonesia Tbk PT	91,500	90,353
United Tractors Tbk PT	17,378	37,589
Total Indonesia		339,064
Malaysia—2.0%
Genting BHD	26,400	75,231
IOI Corp. BHD	28,493	46,424
Sime Darby BHD	26,500	84,966
Tenaga Nasional BHD	25,300	56,452
Total Malaysia		263,073
Mexico—10.4%
America Movil SAB de CV Series L	525,390	670,158
Cemex SAB de CV Series CPO*	117,479	97,859
Fomento Economico Mexicano SAB de CV Series UB	17,800	164,097
Grupo Bimbo SAB de CV Series A	28,600	71,471
Grupo Mexico SAB de CV Series B	36,067	119,333
Grupo Televisa SAB Series CPO	22,500	106,224
Wal-Mart de Mexico SAB de CV Series V	59,078	166,566
Total Mexico		1,395,708
Poland—0.1%
Asseco Poland SA	782	10,907
Russia—13.0%
Federal Hydrogenerating Co. JSC ADR	6,554	17,434
Gazprom OAO ADR	62,427	626,143
LUKOIL OAO ADR	5,288	325,741
Magnit OJSC GDR	2,549	86,640
MMC Norilsk Nickel OJSC ADR	6,628	105,716
Mobile TeleSystems ADR	4,929	86,356
Rosneft Oil Co. OJSC GDR	9,081	61,024
Sberbank of Russia ADR	21,865	256,476
Surgutneftegas ADR	9,470	85,419
Uralkali OJSC GDR	2,500	103,425
Total Russia		1,754,374

The accompanying notes are an integral part of these financial statements.

42 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)† (concluded)

EGShares GEMS Composite ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

South Africa—12.4%
AngloGold Ashanti, Ltd.	3,932	$139,350
Aspen Pharmacare Holdings, Lt.*	3,566	61,802
Bidvest Group, Ltd.	2,635	65,786
Gold Fields, Ltd.	7,789	100,771
Impala Platinum Holdings, Ltd.	5,838	98,348
Imperial Holdings, Ltd.	2,145	48,746
Mediclinic International, Ltd.	4,000	19,876
MTN Group, Ltd.	15,956	309,813
Naspers, Ltd. N Shares	4,309	268,933
Netcare, Ltd.	14,050	30,480
Sasol, Ltd.	5,061	228,351
Shoprite Holdings, Ltd.	3,494	71,285
Standard Bank Group, Ltd.	13,548	173,440
Tiger Brands, Ltd.	1,617	53,524
Total South Africa		1,670,505
Thailand—0.9%
Advanced Info Service PCL	11,600	80,650
CP ALL PCL	33,000	38,060
Total Thailand		118,710
TOTAL COMMON STOCKS
(Cost: $14,633,129)		13,393,230
RIGHTS—0.0%**
South Africa—0.0%
Mediclinic International Ltd.,expiring 10/5/12*
(Cost: $0)	1,070	1,589
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $14,633,129)		13,394,819
Other Assets in Excess of Liabilities—0.4%		56,378
Net Assets—100.0%		$13,451,197

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
**	Less than 0.05%
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
		% of
Summary by Industry	Value	Net Assets
Aerospace & Defense	$41,634	0.3%
Automobiles	245,043	1.8
Beverages	460,919	3.4
Chemicals	103,425	0.8
Commercial Banks	2,581,522	19.2
Communications Equipment	3,851	0.0 **
Computers & Peripherals	41,154	0.3
Construction & Engineering	84,478	0.6
Construction Materials	97,859	0.7
Distributors	48,746	0.4
Diversified Telecommunication Services	296,810	2.2
Electric Utilities	255,308	1.9
Food & Staples Retailing	486,944	3.6
Food Products	297,328	2.2
Gas Utilities	60,129	0.5
Health Care Equipment & Supplies	63,924	0.5
Health Care Providers & Services	58,048	0.4
Hotels, Restaurants & Leisure	75,231	0.6
Household Products	108,973	0.8
Independent Power Producers & Energy Traders	80,772	0.6
Industrial Conglomerates	150,752	1.1
Insurance	218,128	1.6
Internet Software & Services	401,899	3.0
IT Services	353,857	2.6
Machinery	37,589	0.3
Media	375,157	2.8
Metals & Mining	911,579	6.8
Multiline Retail	122,248	0.9
Oil, Gas & Consumable Fuels	2,982,949	22.2
Pharmaceuticals	200,444	1.5
Software	10,907	0.1
Thrifts & Mortgage Finance	226,308	1.7
Tobacco	96,359	0.7
Water Utilities	43,366	0.3
Wireless Telecommunication Services	1,771,179	13.2
Total Investments	13,394,819	99.6
Other Assets in Excess of Liabilities	56,378	0.4
Net Assets	$13,451,197	100.0%

**	Less than 0.05%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 43

Schedule of Investments (Consolidated)†

EGShares Health Care GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.3%
Chile—1.3%
Banmedica SA	13,138	$26,356
China—20.3%
China Pharmaceutical Group, Ltd.*	26,726	7,653
Mindray Medical International, Ltd. ADR	3,437	115,518
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	78,645	101,638
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	30,700	56,940
Sinopharm Group Co. Class H	30,125	96,554
WuXi PharmaTech Cayman, Inc. ADR*	3,443	51,404
Total China		429,707
Hungary—5.2%
EGIS Pharmaceuticals PLC	201	15,965
Richter Gedeon Nyrt.	531	92,979
Total Hungary		108,944
India—31.1%
Apollo Hospitals Enterprise, Ltd.	4,309	59,739
Aurobindo Pharma, Ltd.	6,001	16,156
Biocon, Ltd.	3,172	16,526
Cipla, Ltd.	14,209	102,395
Divi’s Laboratories, Ltd.	1,856	38,095
Dr. Reddy’s Laboratories, Ltd. ADR	3,365	103,844
Glenmark Pharmaceuticals, Ltd.	5,075	40,503
Piramal Healthcare, Ltd.	4,336	38,160
Ranbaxy Laboratories, Ltd.*	5,696	57,208
Sun Pharmaceutical Industries, Ltd.	14,046	185,225
Total India		657,851
Indonesia—4.1%
Kalbe Farma Tbk PT	177,000	86,928
Malaysia—1.3%
Top Glove Corp. BHD	17,000	27,253
Mexico—3.0%
Genomma Lab Internacional SAB de CV Class B*	32,515	62,995
Russia—2.0%
Pharmstandard OJSC GDR*	2,972	42,202

Investments	Shares	Value

South Africa—27.6%
Adcock Ingram Holdings, Ltd.	6,556	$47,189
Aspen Pharmacare Holdings, Ltd.	12,305	213,257
Life Healthcare Group Holdings, Ltd.	39,509	152,029
Mediclinic International, Ltd.	14,158	70,351
Netcare, Ltd.	46,653	101,209
Total South Africa		584,035
Thailand—4.4%
Bangkok Dusit Medical Services PCL	14,200	49,594
Bumrungrad Hospital PCL	16,300	43,424
Total Thailand		93,018
TOTAL COMMON STOCKS
(Cost: $1,907,783)		2,119,289
RIGHTS—0.3%
South Africa—0.3%
Mediclinic International Ltd.,expiring 10/5/12*
(Cost: $0)	4,709	6,991
TOTAL INVESTMENTS IN SECURITIES—100.6%
(Cost: $1,907,783)		2,126,280
Liabilities in Excess of Other Assets—(0.6)%		(12,631)
Net Assets—100.0%		$2,113,649

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Biotechnology	$16,526	0.8%
Health Care Equipment & Supplies	251,400	11.9
Health Care Providers & Services	656,196	31.1
Life Sciences Tools & Services	89,499	4.2
Pharmaceuticals	1,112,659	52.6
Total Investments	2,126,280	100.6
Liabilities in Excess of Other Assets	(12,631)	(0.6)
Net Assets	$2,113,649	100.0%

The accompanying notes are an integral part of these financial statements.

44 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Consumer ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—101.2%
Automobiles—17.7%
Bajaj Auto, Ltd.	2,646	$91,809
Hero Motocorp, Ltd.	2,388	85,130
Mahindra & Mahindra, Ltd.	6,666	109,282
Tata Motors, Ltd.	17,788	90,230
TVS Motor Co., Ltd.	17,032	13,659
Total Automobiles		390,110
Beverages—13.8%
United Breweries, Ltd.	10,367	128,455
United Spirits, Ltd.	7,628	175,873
Total Beverages		304,328
Food Products—18.3%
GlaxoSmithKline Consumer Healthcare, Ltd.	1,855	105,564
McLeod Russel India, Ltd.	6,772	41,496
Nestle India, Ltd.	1,116	93,138
Ruchi Soya Industries, Ltd.	18,566	26,241
Shree Renuka Sugars, Ltd.	50,989	34,850
Tata Global Beverages, Ltd.	37,693	102,085
Total Food Products		403,374
Hotels, Restaurants & Leisure—7.6%
Cox & Kings, Ltd.	7,028	18,501
Indian Hotels Co., Ltd.	55,741	71,123
Jubilant Foodworks, Ltd.*	3,031	78,882
Total Hotels, Restaurants & Leisure		168,506
Household Durables—2.6%
TTK Prestige, Ltd.	307	21,713
Videocon Industries, Ltd.	10,874	35,346
Total Household Durables		57,059

Investments	Shares	Value

Household Products—5.9%
Hindustan Unilever, Ltd.	12,545	$129,826
Media—13.3%
Dish TV India, Ltd.*	41,850	65,499
Hathway Cable & Datacom, Ltd.*	5,618	24,125
Sun TV Network, Ltd.	15,013	99,351
Zee Entertainment Enterprises, Ltd.	28,262	104,673
Total Media		293,648
Multiline Retail—1.0%
Shoppers Stop, Ltd.	3,065	23,261
Personal Products—5.7%
Godrej Consumer Products, Ltd.	9,888	125,407
Textiles, Apparel & Luxury Goods—9.9%
Arvind, Ltd.	14,197	21,506
Bata India, Ltd.	3,452	63,961
Raymond, Ltd.	3,761	28,041
Titan Industries, Ltd.	21,019	104,069
Total Textiles, Apparel & Luxury Goods		217,577
Tobacco—5.4%
ITC, Ltd.	23,233	119,986
TOTAL INVESTMENTS IN SECURITIES—101.2%
(Cost: $1,836,174)		2,233,082
Liabilities in Excess of Other Assets—(1.2)%		(25,392)
Net Assets—100.0%		$2,207,690

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 45

Schedule of Investments (Consolidated)†

EGShares India Infrastructure ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.7%
Automobiles—4.7%
Tata Motors, Ltd.	551,835	$2,799,193
Construction & Engineering—5.5%
IRB Infrastructure Developers, Ltd.	115,138	331,913
Larsen & Toubro, Ltd.	96,778	2,929,853
Total Construction & Engineering		3,261,766
Construction Materials—10.2%
ACC, Ltd.	109,925	3,063,707
Ambuja Cements, Ltd.	788,632	3,020,261
Total Construction Materials		6,083,968
Electric Utilities—13.4%
Power Grid Corp. of India, Ltd.	1,184,394	2,705,839
Reliance Infrastructure, Ltd.	223,966	2,282,759
Tata Power Co., Ltd.	1,466,151	2,972,886
Total Electric Utilities		7,961,484
Electrical Equipment—5.0%
Bharat Heavy Electricals, Ltd.	638,969	2,991,628
Gas Utilities—5.9%
GAIL India, Ltd.	407,046	2,953,775
Indraprastha Gas, Ltd.	108,414	544,177
Total Gas Utilities		3,497,952
Independent Power Producers & Energy Traders—9.9%
Adani Power, Ltd.*	548,098	550,228
GMR Infrastructure, Ltd.*	1,727,878	812,425
NTPC, Ltd.	879,575	2,803,234
Reliance Power, Ltd.*	915,905	1,705,221
Total Independent Power Producers & Energy Traders		5,871,108
Industrial Conglomerates—4.8%
Jaiprakash Associates, Ltd.	1,828,580	2,851,468

Investments	Shares	Value

Machinery—3.2%
Ashok Leyland, Ltd.	2,615,664	$1,195,137
Pipavav Defence & Offshore Engineering Co., Ltd.*	465,526	692,398
Total Machinery		1,887,535
Media—1.5%
Dish TV India, Ltd.*	586,773	918,345
Metals & Mining—13.5%
Jindal Steel & Power, Ltd.	352,630	2,855,738
Sterlite Industries India, Ltd.	1,313,992	2,480,006
Tata Steel, Ltd.	356,848	2,712,302
Total Metals & Mining		8,048,046
Oil, Gas & Consumable Fuels—1.9%
Petronet LNG, Ltd.	385,270	1,153,728
Real Estate Management & Development—7.3%
DLF, Ltd.	585,792	2,590,501
Housing Development & Infrastructure, Ltd.*	408,751	754,808
Unitech, Ltd.*	2,149,759	990,410
Total Real Estate Management & Development		4,335,719
Transportation Infrastructure—2.8%
Adani Ports and Special Economic Zone, Ltd.	682,855	1,650,659
Wireless Telecommunication Services—10.1%
Bharti Airtel, Ltd.	541,054	2,722,965
Idea Cellular, Ltd.*	1,176,232	1,902,220
Reliance Communications, Ltd.	1,096,565	1,347,187
Total Wireless Telecommunication Services		5,972,372
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $73,868,745)		59,284,971
Other Assets in Excess of Liabilities—0.3%		166,320
Net Assets—100.0%		$59,451,291

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

46 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Small Cap ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.8%
Auto Components—4.9%
Amtek Auto, Ltd.	122,617	$205,853
Apollo Tyres, Ltd.	216,028	379,467
Bharat Forge, Ltd.	107,574	623,173
Total Auto Components		1,208,493
Automobiles—0.5%
TVS Motor Co., Ltd.	151,027	121,119
Biotechnology—1.3%
Biocon, Ltd.	61,522	320,528
Building Products—0.7%
Sintex Industries, Ltd.	140,306	177,161
Chemicals—6.1%
Chambal Fertilizers & Chemicals, Ltd.	184,454	258,260
Godrej Industries, Ltd.	59,192	322,192
Nagarjuna Fertilizers & Chemicals, Ltd.* +	582,385	184,945
Tata Chemicals, Ltd.	15,641	95,145
United Phosphorus, Ltd.	261,031	651,526
Total Chemicals		1,512,068
Commercial Banks—12.0%
Allahabad Bank	157,484	438,161
Dena Bank, Ltd.	109,025	219,311
Development Credit Bank, Ltd.*	161,492	134,564
Federal Bank, Ltd.	131,423	1,113,651
Oriental Bank of Commerce	98,851	565,706
UCO Bank	196,925	287,108
Vijaya Bank, Ltd.	182,448	194,572
Total Commercial Banks		2,953,073
Construction & Engineering—5.2%
IRB Infrastructure Developers, Ltd.	94,886	273,531
IVRCL, Ltd.*	174,114	153,334
Lanco Infratech, Ltd.*	533,756	152,299
Praj Industries, Ltd.	97,000	87,998
Punj Lloyd, Ltd.	169,906	175,882
Voltas, Ltd.	181,411	429,753
Total Construction & Engineering		1,272,797
Construction Materials—1.1%
Century Textiles & Industries, Ltd.	40,726	277,349
Diversified Consumer Services—0.5%
Educomp Solutions, Ltd.	36,837	112,198
Diversified Financial Services—4.9%
IFCI, Ltd.	584,139	343,318
Indiabulls Financial Services, Ltd.	162,567	659,422
L&T Finance Holdings, Ltd.*	232,421	212,834
Total Diversified Financial Services		1,215,574
Electrical Equipment—4.5%
Alstom T&D India, Ltd.	48,168	195,064
Crompton Greaves, Ltd.	296,104	707,910
Suzlon Energy, Ltd.*	654,168	220,144
Total Electrical Equipment		1,123,118
Energy Equipment & Services—0.5%
Aban Offshore, Ltd.	16,175	134,258

Investments	Shares	Value

Food Products—5.9%
Bajaj Hindusthan, Ltd.	319,330	$192,524
Ruchi Soya Industries, Ltd.	129,678	183,288
Shree Renuka Sugars, Ltd.	330,242	225,713
Tata Global Beverages, Ltd.	317,310	859,375
Total Food Products		1,460,900
Gas Utilities—1.7%
Gujarat State Petronet, Ltd.	274,968	420,702
Health Care Providers & Services—4.2%
Apollo Hospitals Enterprise, Ltd.	74,136	1,027,812
Hotels, Restaurants & Leisure—2.8%
Cox & Kings, Ltd.	42,644	112,259
Jubilant Foodworks, Ltd.*	22,520	586,088
Total Hotels, Restaurants & Leisure		698,347
Household Durables—0.6%
TTK Prestige, Ltd.	2,033	143,786
Independent Power Producers & Energy Traders—0.7%
GVK Power & Infrastructure, Ltd.*	574,620	159,057
Industrial Conglomerates—2.2%
Max India, Ltd.*	127,483	542,126
IT Services—7.2%
Core Education & Technologies, Ltd.	50,272	313,479
Hexaware Technologies, Ltd.	165,408	381,964
Mphasis, Ltd.	66,667	508,613
Tech Mahindra, Ltd.	30,788	567,400
Total IT Services		1,771,456
Machinery—4.5%
ABG Shipyard, Ltd.*	15,182	108,097
Ashok Leyland, Ltd.	957,161	437,342
Escorts, Ltd.	106,120	128,664
Pipavav Defence & Offshore Engineering Co., Ltd.*	298,820	444,448
Total Machinery		1,118,551
Media—1.4%
Dish TV India, Ltd.*	222,124	347,641
Metals & Mining—3.4%
Bhushan Steel, Ltd.	49,147	464,775
Orissa Minerals Development Co., Ltd.	230	197,882
Welspun Corp., Ltd.	93,500	179,661
Total Metals & Mining		842,318
Oil, Gas & Consumable Fuels—1.0%
Essar Oil, Ltd.*	136,013	130,610
Hindustan Oil Exploration Co., Ltd.*	55,452	122,269
Total Oil, Gas & Consumable Fuels		252,879
Pharmaceuticals—9.4%
Aurobindo Pharma, Ltd.	102,821	276,814
Glenmark Pharmaceuticals, Ltd.	109,522	874,079
Orchid Chemicals & Pharmaceuticals, Ltd.	39,950	85,096
Strides Arcolab, Ltd.	32,521	545,511
Wockhardt, Ltd.*	22,150	543,787
Total Pharmaceuticals		2,325,287

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 47

Schedule of Investments (Consolidated)† (concluded)

EGShares India Small Cap ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

Real Estate Management & Development—5.3%
Delta Corp., Ltd.	101,988	$136,706
Housing Development & Infrastructure, Ltd.*	198,069	365,758
Indiabulls Real Estate, Ltd.*	224,757	245,658
Parsvnath Developers, Ltd.*	105,151	79,942
Unitech, Ltd.*	1,067,616	491,859
Total Real Estate Management & Development		1,319,923
Software—1.7%
Financial Technologies India, Ltd.	22,770	421,080

Investments	Shares	Value

Textiles, Apparel & Luxury Goods—5.6%
Alok Industries, Ltd.	475,912	$113,688
Arvind, Ltd.	126,265	191,271
Bata India, Ltd.	22,998	426,125
Bombay Dyeing & Manufacturing Co., Ltd.	15,198	142,039
Gitanjali Gems, Ltd.	32,301	213,207
Raymond, Ltd.	28,386	211,637
VIP Industries, Ltd.	54,863	96,162
Total Textiles, Apparel & Luxury Goods		1,394,129
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $24,681,695)		24,673,730
Other Assets in Excess of Liabilities—0.2%		50,390
Net Assets—100.0%		$ 24,724,120

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
+	Fair valued security. When trading resumes, security is expected to increase to 640,623 shares.

The accompanying notes are an integral part of these financial statements.

48 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Industrials GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.1%
Brazil—3.9%
Embraer SA ADR	4,137	$110,127
China—22.6%
Anhui Conch Cement Co., Ltd. Class H	33,535	104,456
Beijing Enterprises Holdings, Ltd.	12,444	82,979
China Communications Construction Co., Ltd. Class H	107,609	87,023
China Merchants Holdings International Co., Ltd.	28,093	86,599
China National Building Material Co., Ltd. Class H	67,320	74,412
China Railway Construction Corp., Ltd. Class H	44,200	39,564
China Railway Group, Ltd. Class H	98,725	43,166
Citic Pacific, Ltd.	34,014	40,844
Weichai Power Co., Ltd. Class H	12,148	37,212
Zoomlion Heavy Industry Science And
Technology Co., Ltd. Class H	34,547	39,256
Total China		635,511
Colombia—3.5%
Inversiones Argos SA	8,793	97,065
Egypt—3.7%
Orascom Construction Industries	2,226	105,108
India—18.4%
Adani Enterprises, Ltd.	3,855	14,702
Ambuja Cements, Ltd.	15,661	59,978
Bharat Heavy Electricals, Ltd.	14,296	66,933
Larsen & Toubro, Ltd.	3,859	116,827
Mahindra & Mahindra, Ltd.	8,137	133,398
Tata Motors, Ltd. ADR	4,898	125,780
Total India		517,618
Indonesia—10.2%
Indocement Tunggal Prakarsa Tbk PT	45,738	97,259
Semen Gresik Persero Tbk PT	75,406	113,857
United Tractors Tbk PT	35,760	77,349
Total Indonesia		288,465
Malaysia—7.0%
Sime Darby Bhd	61,800	198,148

Investments	Shares	Value

Mexico—14.6%
Alfa, SAB Class A	73,210	$136,430
Cemex SAB de CV ADR*	27,291	227,334
Grupo Carso SAB de CV Series A1	13,985	47,848
Total Mexico		411,612
Philippines—2.5%
Aboitiz Equity Ventures, Inc.	60,700	71,082
South Africa—10.6%
Bidvest Group, Ltd.	6,907	172,442
Imperial Holdings, Ltd.	5,522	125,489
Total South Africa		297,931
Thailand—3.1%
Siam Cement PCL	7,600	86,173
TOTAL INVESTMENTS IN SECURITIES—100.1%
(Cost: $2,731,072)		2,818,840
Liabilities in Excess of Other Assets—(0.1)%		(2,651)
Net Assets—100.0%		$2,816,189

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Aerospace & Defense	$110,127	3.9%
Automobiles	259,178	9.2
Construction & Engineering	391,688	13.9
Construction Materials	860,534	30.6
Distributors	125,489	4.4
Electrical Equipment	66,933	2.4
Industrial Conglomerates	749,773	26.6
Machinery	153,817	5.5
Trading Companies & Distributors	14,702	0.5
Transportation Infrastructure	86,599	3.1
Total Investments	2,818,840	100.1
Liabilities in Excess of Other Assets	(2,651)	(0.1)
Net Assets	$2,816,189	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 49

Schedule of Investments (Consolidated)†

EGShares Low Volatility Emerging Markets Dividend ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.9%
Brazil—2.2%
Companhia Paranaense de Energia-Copel Preference Shares ADR	106,948	$1,756,086
Cayman Islands—2.1%
Shenzhou International Group, Ltd.	1,001,468	1,717,928
China—7.4%
China Petroleum & Chemical Corp. Class H	2,041,212	1,906,088
Datang International Power Generation Co., Ltd. Class H	5,640,525	1,898,787
Jiangsu Expressway Co., Ltd. Class H	2,671,171	2,215,281
Total China		6,020,156
Colombia—3.9%
Ecopetrol SA ADR	54,028	3,183,870
India—11.4%
Ashok Leyland, Ltd.	5,851,672	2,673,719
Bharat Petroleum Corp., Ltd.	320,056	2,115,907
Indiabulls Financial Services, Ltd.	1,103,056	4,474,335
Total India		9,263,961
Malaysia—9.2%
DiGi.Com BHD	1,303,900	2,252,443
Kuala Lumpur Kepong BHD	266,400	1,922,717
Maxis BHD	1,435,100	3,249,106
Total Malaysia		7,424,266
Mexico—9.1%
Bolsa Mexicana de Valores SAB de CV	1,261,201	2,613,187
Grupo Modelo SAB de CV Series C	227,224	2,048,104
Kimberly-Clark de Mexico SAB de CV Class A	1,146,404	2,740,902
Total Mexico		7,402,193
Philippines—2.7%
Aboitiz Power Corp.	2,673,100	2,149,886
Poland—5.0%
Telekomunikacja Polska SA	784,434	4,028,012
Russia—2.4%
LUKOIL OAO ADR	31,727	1,954,383
South Africa—21.6%
ABSA Group, Ltd.	165,072	2,770,823
Growthpoint Properties Ltd.	1,007,845	3,037,771
Lewis Group Ltd.	411,240	3,564,082
Redefine Properties Ltd.	3,614,303	4,095,639
Vodacom Group, Ltd.	325,262	4,024,803
Total South Africa		17,493,118

Investments	Shares	Value

Thailand—7.6%
Charoen Pokphand Foods PCL	1,867,500	$2,032,529
Shin Corp. PCL	1,832,684	4,078,585
Total Thailand		6,111,114
Turkey—16.3%
Arcelik AS	397,860	2,118,257
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	733,339	1,952,194
Eczacibasi Ilac Sinai ve Finansal Yatirimlar
Sanayi ve Ticaret AS	2,420,035	2,506,831
Konya Cimento Sanayii AS	13,984	2,359,742
Turk Traktor ve Ziraat Makineleri AS	197,421	4,232,963
Total Turkey		13,169,987
TOTAL INVESTMENTS IN SECURITIES—100.9%
(Cost: $82,185,188)		81,674,960
Liabilities in Excess of Other Assets—(0.9)%		(698,945)
Net Assets—100.0%		$80,976,015

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Auto Components	$1,952,194	2.4%
Beverages	2,048,104	2.5
Commercial Banks	2,770,823	3.4
Construction Materials	2,359,742	2.9
Diversified Financial Services	7,087,522	8.8
Diversified Telecommunication Services	4,028,012	5.0
Electric Utilities	1,756,086	2.2
Food Products	3,955,246	4.9
Household Durables	2,118,257	2.6
Household Products	2,740,902	3.4
Independent Power Producers & Energy Traders	4,048,673	5.0
Machinery	6,906,682	8.5
Oil, Gas & Consumable Fuels	9,160,248	11.3
Pharmaceuticals	2,506,831	3.1
Real Estate Management & Development	7,133,410	8.8
Specialty Retail	3,564,082	4.4
Textiles, Apparel & Luxury Goods	1,717,928	2.1
Transportation Infrastructure	2,215,281	2.8
Wireless Telecommunication Services	13,604,937	16.8
Total Investments	81,674,960	100.9
Liabilities in Excess of Other Assets	(698,945)	(0.9)
Net Assets	$80,976,015	100.0%

The accompanying notes are an integral part of these financial statements.

50 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Technology GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.6%
Cayman Islands—1.7%
Comba Telecom Systems Holdings, Ltd.	90,284	$30,276
Chile—3.1%
Sonda SA	18,782	56,399
China—43.6%
AsiaInfo-Linkage, Inc.*	3,255	38,116
Baidu, Inc. ADR*	1,609	187,963
China Communications Services Corp., Ltd. Class H	103,000	59,648
Lenovo Group, Ltd.	114,279	94,628
NetEase.com, Inc. ADR*	1,479	83,031
SINA Corp.*	1,321	85,442
Sohu.com, Inc.*	1,171	49,288
Spreadtrum Communications, Inc. ADR	2,409	49,529
TCL Communication Technology Holdings, Ltd.	91,005	32,983
Travelsky Technology, Ltd. Class H	68,000	36,135
VanceInfo Technologies, Inc. ADR*	2,907	22,820
ZTE Corp. Class H	29,900	47,974
Total China		787,557
India—35.7%
Financial Technologies India, Ltd.	1,947	36,006
Hexaware Technologies, Ltd.	14,800	34,176
Infosys, Ltd. ADR	3,350	162,609
Mphasis, Ltd.	5,483	41,831
Oracle Financial Services Software, Ltd.*	861	49,119
Rolta India, Ltd.	16,212	22,330
Satyam Computer Services, Ltd.*	28,475	59,790
Tata Consultancy Services, Ltd.	4,887	120,069
Tech Mahindra, Ltd.	2,198	40,507
Wipro, Ltd. ADR	8,649	77,409
Total India		643,846
Indonesia—2.3%
Tower Bersama Infrastructure Tbk PT*	91,000	42,315
Poland—2.7%
Asseco Poland SA	3,531	49,247

Investments	Shares	Value

Russia—3.5%
Mail.ru Group, Ltd. GDR	1,873	$62,540
South Africa—3.1%
DataTec, Ltd.	8,853	56,490
Thailand—3.1%
Shin Corp. PCL	24,900	55,414
Turkey—1.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	9,144	33,101
TOTAL INVESTMENTS IN SECURITIES—100.6%
(Cost: $1,832,064)		1,817,185
Liabilities in Excess of Other Assets—(0.6)%		(10,847)
Net Assets—100.0%		$1,806,338

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Aerospace & Defense	$33,101	1.8%
Communications Equipment	111,233	6.2
Computers & Peripherals	94,628	5.2
Diversified Telecommunication Services	59,648	3.3
Electronic Equipment, Instruments & Components	56,490	3.1
Internet Software & Services	468,264	25.9
IT Services	651,255	36.1
Semiconductors & Semiconductor Equipment	49,529	2.8
Software	195,308	10.8
Wireless Telecommunication Services	97,729	5.4
Total Investments	1,817,185	100.6
Liabilities in Excess of Other Assets	(10,847)	(0.6)
Net Assets	$1,806,338	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 51

Schedule of Investments (Consolidated)†

EGShares Telecom GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Brazil—7.8%
Oi SA ADR	23,720	$95,354
Telefonica Brasil SA Preference Shares ADR	6,403	139,201
Tim Participacoes SA ADR	4,572	87,874
Total Brazil		322,429
Chile—2.0%
Entel Chile SA	3,994	83,197
China—16.9%
China Mobile, Ltd.	36,560	405,292
China Telecom Corp., Ltd. Class H	270,673	156,401
China Unicom Hong Kong, Ltd. ADR	8,637	140,870
Total China		702,563
Czech Republic—1.8%
Telefonica Czech Republic SA	3,641	73,518
Egypt—1.8%
Orascom Telecom Holding SAE*	123,076	76,509
India—4.3%
Bharti Airtel, Ltd.	25,965	130,674
Reliance Communications, Ltd.	38,508	47,309
Total India		177,983
Indonesia—4.2%
Telekomunikasi Indonesia Tbk PT ADR	4,513	175,691
Malaysia—12.7%
Axiata Group BHD	74,700	158,858
DiGi.Com BHD	75,800	130,942
Maxis BHD	58,800	133,125
Telekom Malaysia BHD	50,800	102,880
Total Malaysia		525,805
Mexico—10.0%
America Movil SAB de CV Series L ADR	16,383	416,784
Morocco—1.6%
Maroc Telecom	5,618	67,074
Philippines—3.2%
Philippine Long Distance Telephone Co. ADR	2,004	132,284

Investments	Shares	Value

Poland—2.5%
Telekomunikacja Polska SA	19,759	$101,461
Russia—9.3%
Mobile TeleSystems ADR	9,463	165,792
Rostelecom OJSC ADR	5,200	131,560
VimpelCom, Ltd. ADR	7,615	90,618
Total Russia		387,970
South Africa—10.5%
MTN Group, Ltd.	15,054	292,299
Telkom South Africa, Ltd.*	18,312	39,060
Vodacom Group, Ltd.	8,524	105,476
Total South Africa		436,835
Thailand—6.0%
Advanced Info Service PCL	24,000	166,862
Total Access Communication PCL	27,100	81,441
Total Thailand		248,303
Turkey—5.0%
Turk Telekomunikasyon AS	20,269	80,823
Turkcell Iletisim Hizmetleri AS ADR*	8,348	126,389
Total Turkey		207,212
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $4,044,032)		4,135,618
Other Assets in Excess of Liabilities—0.4%		17,151
Net Assets—100.0%		$4,152,769

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Diversified Telecommunication Services	$1,172,333	28.2%
Wireless Telecommunication Services	2,963,285	71.4
Total Investments	4,135,618	99.6
Other Assets in Excess of Liabilities	17,151	0.4
Net Assets	$4,152,769	100.0%

The accompanying notes are an integral part of these financial statements.

52 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Utilities GEMS ETF

September 30, 2012 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.0%
Brazil—28.1%
Centrais Eletricas Brasileiras SA ADR	10,270	$60,901
Companhia de Saneamento Basico do
Estado de Sao Paulo ADR	1,622	131,722
Companhia Energetica de Minas Gerais ADR	13,445	162,953
Companhia Paranaense de Energia-Copel
Preference Shares ADR	3,260	53,529
CPFL Energia SA ADR	3,296	72,215
Ultrapar Participacoes SA ADR	11,074	247,061
Total Brazil		728,381
Chile—12.5%
Colbun SA*	228,749	64,482
Empresa Nacional de Electricidad SA ADR	3,055	146,518
Enersis SA ADR	6,877	112,714
Total Chile		323,714
China—8.0%
China Resources Power Holdings Co., Ltd.	47,420	103,852
Datang International Power Generation Co., Ltd. Class H	96,300	32,418
Huaneng Power International, Inc. ADR	2,410	72,131
Total China		208,401
Colombia—2.2%
Interconexion Electrica SA ESP	10,492	55,463
Czech Republic—6.5%
CEZ AS	4,538	169,104
Hong Kong—2.3%
Guangdong Investment, Ltd.	75,764	59,902
India—13.4%
NTPC, Ltd.	35,694	113,758
Petronet LNG, Ltd.	6,651	19,917
Power Grid Corp. of India, Ltd.	34,353	78,482
Reliance Infrastructure, Ltd.	4,365	44,490
Rural Electrification Corp., Ltd.	9,646	39,914
Tata Power Co., Ltd.	25,089	50,873
Total India		347,434
Indonesia—4.8%
Perusahaan Gas Negara PT	289,200	124,655
Malaysia—8.9%
Tenaga Nasional BHD	62,900	140,350
YTL Corp. BHD	109,040	61,360
YTL Power International BHD	52,400	28,459
Total Malaysia		230,169

Investments	Shares	Value

Philippines—3.6%
Aboitiz Power Corp.	59,400	$47,773
Manila Electric Co.	7,600	46,458
Total Philippines		94,231
Poland—6.5%
PGE SA	20,465	118,182
Tauron Polska Energia SA	32,995	50,468
Total Poland		168,650
Russia—3.2%
Federal Hydrogenerating Co. JSC ADR	31,257	83,144
TOTAL COMMON STOCKS
(Cost: $2,644,865)		2,593,248
RIGHTS—0.0%
Malaysia—0.0%
YTL Corp. BHD Class R, expiring 10/17/12* (Cost: $0)	7,269	—
TOTAL INVESTMENTS IN SECURITIES—100.0%
(Cost: $2,644,865)		2,593,248
Other Assets in Excess of Liabilities—0.0%**		261
Net Assets—100.0%		$2,593,509

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
**	Less than 0.05%
ADR	American Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Diversified Financial Services	$39,914	1.5%
Electric Utilities	1,299,326	50.1
Gas Utilities	124,655	4.8
Independent Power Producers & Energy Traders	580,932	22.4
Multi-Utilities	89,819	3.5
Oil, Gas & Consumable Fuels	266,978	10.3
Water Utilities	191,624	7.4
Total Investments	2,593,248	100.0
Other Assets in Excess of Liabilities	261	0.0 **
Net Assets	$2,593,509	100.0%

**	Less than 0.05%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 53

Statements of Assets and Liabilities

EGA Emerging Global Shares Trust

September 30, 2012 (Unaudited)

	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares Consumer Goods GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$3,258,619	$7,039,850	$67,913,423	$13,396,369	$2,070,755
Investments at value	2,838,689	7,168,837	69,587,177	10,466,463	2,237,966
Cash	19,925	16,681	458,352	41,809	9,965
Foreign cash*	184	1,267	106,247	—	1,007
Receivables:
Dividends and interest	9,412	3,930	262,909	1,982	1,435
Due from sub-adviser	9,505	4,237	—	6,994	11,716
Due from advisor	—	—	—	1,337	—
Investment securities sold	11,999	—	—	—	—
Prepaid offering expenses	3,456	—	—	—	3,956
Prepaid expense and other assets	3,947	7,322	1,274	1,407	6,411
Total Assets	2,897,117	7,202,274	70,415,959	10,519,992	2,272,456

LIABILITIES:
Payables:
Accrued investment advisory fees	227	663	5,893	—	1,768
Accrued sub-advisory fees	—	—	15,676	—	—
Accrued trustee fees	9	28	1,373	187	3
Due to custodian	—	—	—	—	—
Foreign currency payable	—	—	—	—	—
Income payable	—	—	—	—	—
Investment securities purchased	16,124	—	—	—	—
Accrued expenses and other liabilities	34,735	5,683	84,235	41,855	39,825
Total Liabilities	51,095	6,374	107,177	42,042	41,596
NET ASSETS	$2,846,022	$7,195,900	$70,308,782	$10,477,950	$2,230,860

NET ASSETS:
Paid-in capital	$3,348,942	$7,050,561	$77,603,041	$15,663,355	$2,066,552
Undistributed (accumulated) net investment income (loss)	54,785	16,456	2,079,478	182,206	16,947
Accumulated net realized loss on investments and foreign currency transactions	(138,359)	(118)	(11,035,897)	(2,437,705)	(19,903)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(419,346)	129,001	1,662,160	(2,929,906)	167,264
NET ASSETS	$2,846,022	$7,195,900	$70,308,782	$10,477,950	$2,230,860
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	200,000	350,000	3,350,000	650,000	100,000
Net asset value per share	$14.23	$20.56	$20.99	$16.12	$22.31

* Cost of foreign cash:	$77	$1,272	$111,993	$1,983	$968
	EGShares Consumer Services GEMS ETF	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$2,003,822	$418,982,105	$4,993,926	$17,360,386	$13,405,515	$4,388,284
Investments at value	2,051,122	450,055,887	5,119,491	12,598,685	11,914,808	3,921,179
Cash	88,069	7,567,348	7,164	206,052	82,794	10,176
Foreign cash*	309	259,631	667	2,420	10,687	5,572
Receivables:
Dividends and interest	1,001	290,225	2,683	42,381	24,494	2,880
Due from sub-adviser	3,354	—	6,666	13,736	15,364	21,332
Due from advisor	—	—	—	—	—	—
Investment securities sold	—	—	—	—	—	—
Prepaid offering expenses	31	—	—	—	—	—
Prepaid expense and other assets	1,563	32,319	7,322	1,672	1,293	1,274
Total Assets	2,145,449	458,205,410	5,143,993	12,864,946	12,049,440	3,962,413

LIABILITIES:
Payables:
Accrued investment advisory fees	1,511	36,227	663	1,020	965	317
Accrued sub-advisory fees	—	152,789	—	—	—	—
Accrued trustee fees	4	5,257	28	214	147	56
Due to custodian	—	—	—	—	—	—
Foreign currency payable	—	—	—	—	—	—
Income payable	—	—	—	—	—	—
Investment securities purchased	95,378	7,306,896	—	150,758	43,496	—
Accrued expenses and other liabilities	35,231	258,871	8,600	49,852	50,559	43,095
Total Liabilities	132,124	7,760,040	9,291	201,844	95,167	43,468
NET ASSETS	$2,013,325	$450,445,370	$5,134,702	$12,663,102	$11,954,273	$3,918,945

NET ASSETS:
Paid-in capital	$2,001,145	$422,190,500	$4,999,879	$19,027,493	$14,539,009	$4,543,409
Undistributed (accumulated) net investment income (loss)	6,462	2,331,784	11,547	240,171	157,699	51,257
Accumulated net realized loss on investments and foreign currency transactions	(41,985)	(5,200,800)	(2,308)	(1,846,103)	(1,252,092)	(208,567)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	47,703	31,123,886	125,584	(4,758,459)	(1,490,343)	(467,154)
NET ASSETS	$2,013,325	$450,445,370	$5,134,702	$12,663,102	$11,954,273	$3,918,945
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	100,000	18,450,000	250,000	900,000	500,000	200,000
Net asset value per share	$20.13	$24.41	$20.54	$14.07	$23.91	$19.59

* Cost of foreign cash:	$8	$252,252	$649	$2,067	$10,475	$5,634

The accompanying notes are an integral part of these financial statements.

54 and 55 EGA Emerging Global Shares Trust

Statements of Assets and Liabilities (concluded)

EGA Emerging Global Shares Trust

September 30, 2012 (Unaudited)

	EGShares GEMS Composite ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)
ASSETS:
Cost of Investments:	$14,633,129	$1,907,783	$1,836,174	$73,868,745
Investments at value	13,394,819	2,126,280	2,233,082	59,284,971
Cash	91,111	88,365	10,899	116,181
Foreign cash*	10,698	856	33	46,096
Receivables:
Dividends and interest	25,072	—	1,228	103,862
Due from sub-adviser	25,342	7,811	5,774	—
Due from advisor	—	—	—	—
Investment securities sold	—	—	—	—
Prepaid offering expenses	—	3,706	—	—
Prepaid expense and other assets	2,449	4,175	1,283	8,051
Total Assets	13,549,491	2,231,193	2,252,299	59,559,161

LIABILITIES:
Payables:
Accrued investment advisory fees	1,092	169	—	4,420
Accrued sub-advisory fees	—	—	—	27,691
Accrued trustee fees	196	25	35	875
Due to custodian	—	—	—	—
Foreign currency payable	—	—	—	—
Income payable	—	—	—	—
Investment securities purchased	43,157	81,555	—	—
Accrued expenses and other liabilities	53,849	35,795	44,574	74,884
Total Liabilities	98,294	117,544	44,609	107,870
NET ASSETS	$13,451,197	$2,113,649	$2,207,690	$59,451,291

NET ASSETS:
Paid-in capital	$16,095,612	$1,934,573	$1,837,345	$87,185,917
Undistributed (accumulated) net investment income (loss)	196,175	8,699	8,868	384,405
Accumulated net realized loss on investments and foreign currency transactions	(1,601,837)	(48,606)	(35,472)	(13,540,950)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(1,238,753)	218,983	396,949	(14,578,081)
NET ASSETS	$13,451,197	$2,113,649	$2,207,690	$59,451,291
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	600,000	100,000	100,000	4,050,000
Net asset value per share	$22.42	$21.14	$22.08	$14.68

* Cost of foreign cash:	$10,674	$830	$30	$45,435
	EGShares India Small Cap ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$24,681,695	$2,731,072	$82,185,188	$1,832,064	$4,044,032	$2,644,865
Investments at value	24,673,730	2,818,840	81,674,960	1,817,185	4,135,618	2,593,248
Cash	72,397	11,220	—	8,734	7,424	12,312
Foreign cash*	43,099	285	987	586	12,479	11,136
Receivables:
Dividends and interest	13,864	4,759	310,664	90	16,171	8,856
Due from sub-adviser	—	10,037	—	20,859	8,974	8,582
Due from advisor	—	—	—	—	—	—
Investment securities sold	—	—	12,654	—	—	—
Prepaid offering expenses	—	3,706	2,667	3,706	3,706	3,706
Prepaid expense and other assets	10,466	4,255	5,651	4,172	4,882	4,329
Total Assets	24,813,556	2,853,102	82,007,583	1,855,332	4,189,254	2,642,169

LIABILITIES:
Payables:
Accrued investment advisory fees	3,446	220	4,587	8,829	541	659
Accrued sub-advisory fees	25,923	—	27,572	—	—	—
Accrued trustee fees	394	15	665	29	30	39
Due to custodian	—	—	107,588	—	—	—
Foreign currency payable	—	—	—	—	—	11,069
Income payable	—	—	834,028	—	—	—
Investment securities purchased	—	—	—	—	—	—
Accrued expenses and other liabilities	59,673	36,678	57,128	40,136	35,914	36,893
Total Liabilities	89,436	36,913	1,031,568	48,994	36,485	48,660
NET ASSETS	$24,724,120	$2,816,189	$80,976,015	$1,806,338	$4,152,769	$2,593,509

NET ASSETS:
Paid-in capital	$38,105,717	$2,937,491	$84,253,314	$1,945,451	$3,990,242	$2,700,563
Undistributed (accumulated) net investment income (loss)	107,153	20,080	(6,716)	14,831	116,127	58,078
Accumulated net realized loss on investments and foreign currency transactions	(13,483,150)	(229,217)	(2,760,181)	(139,100)	(45,221)	(113,591)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(5,600)	87,835	(510,402)	(14,844)	91,621	(51,541)
NET ASSETS	$24,724,120	$2,816,189	$80,976,015	$1,806,338	$4,152,769	$2,593,509
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	1,700,000	150,000	4,300,000	100,000	200,000	150,000
Net asset value per share	$14.54	$18.77	$18.83	$18.06	$20.76	$17.29

* Cost of foreign cash:	$41,289	$277	$1,670	$553	$12,359	$11,132

The accompanying notes are an integral part of these financial statements.

56 and 57 EGA Emerging Global Shares Trust

Statements of Operations

EGA Emerging Global Shares Trust

Period Ended September 30, 2012 (Unaudited)

	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Beyond BRICs ETF[1]	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares Consumer Goods GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$60,596	$22,244	$1,578,641	$257,760	$20,221
Interest income	10	1	—	59	—
Total investment income	60,606	22,245	1,578,641	257,819	20,221

EXPENSES:
Administration and accounting fees	18,803	—	48,271	48,271	18,803
Licensing fees	10,352	575	62,311	8,017	14,589
Sub-advisory fees	10,310	5,789	326,258	47,259	6,745
Audit and tax fees	7,553	3,092	6,307	6,307	7,553
Custody fees	6,518	1,726	41,776	3,337	11,075
Transfer agent fees	6,063	1,381	6,050	6,050	6,063
Exchange listing fees	2,507	2,082	2,507	2,507	2,507
Offering fees	1,438	1,139	—	—	1,438
Investment advisory fees	1,222	1,056	40,714	3,917	—
Shareholder reporting fees	676	129	7,250	1,983	540
Legal fees	646	407	36,711	3,071	446
Registration fees	126	77	—	16,617	—
Trustees’ fees and expenses	49	28	2,411	329	32
Insurance fees	41	34	3,032	122	23
Pricing fees	—	403	2,149	2,078	—
Miscellaneous fees	902	—	785	921	902
Total expenses before reimbursements/waivers	67,206	17,918	586,532	150,786	70,716
Less: Reimbursements/waivers of expenses from sub-adviser	(56,885)	(12,129)	(260,410)	(103,527)	(63,972)
Net expenses	10,321	5,789	326,122	47,259	6,744
Net investment income	50,285	16,456	1,252,519	210,560	13,477

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(117,626)	(714)	(4,221,794)	(832,896)	(13,934)
In-Kind Redemptions	16,442	—	—	(94,051)	13,660
Foreign currency transactions	(1,513)	596	(129,285)	310	(356)
Net realized gain (loss)	(102,697)	(118)	(4,351,079)	(926,637)	(630)
Change in unrealized appreciation (depreciation) on:
Investments	(159,412)	128,987	(8,468,521)	489,955	47,096
Foreign currency translations	554	14	(2,985)	—	33
Change in unrealized appreciation (depreciation)	(158,858)	129,001	(8,471,506)	489,955	47,129
Net realized and unrealized gain (loss) on investments and foreign currency translations	(261,555)	128,883	(12,822,585)	(436,682)	46,499
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(211,270)	$145,339	$(11,570,066)	$(226,122)	$59,976

* Net of foreign taxes withheld of:	$6,828	$2,598	$—	$19,714	$1,258
1	Represents the period August 15, 2012 (commencement of operations) to September 30, 2012.
	EGShares Consumer Services GEMS ETF	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)[1]	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$13,693	$3,948,017	$17,046	$329,670	$244,746	$81,856
Interest income	2	46	1	—	—	2
Total investment income	13,695	3,948,063	17,047	329,670	244,746	81,858

EXPENSES:
Administration and accounting fees	18,803	84,824	—	50,400	50,401	50,389
Licensing fees	458	262,724	1,381	19,175	16,018	10,192
Sub-advisory fees	6,172	1,740,623	5,495	53,418	45,481	15,057
Audit and tax fees	7,033	7,519	3,092	7,558	7,558	7,558
Custody fees	3,466	133,410	4,607	11,576	17,754	16,376
Transfer agent fees	6,063	6,050	1,381	6,050	6,050	6,050
Exchange listing fees	2,507	2,507	2,082	2,507	2,507	2,507
Offering fees	1,729	—	1,139	—	—	—
Investment advisory fees	—	210,787	1,056	7,261	5,932	2,076
Shareholder reporting fees	310	23,520	129	140	813	1,223
Legal fees	436	148,893	407	4,088	1,779	—
Registration fees	—	—	76	—	—	—
Trustees’ fees and expenses	36	10,839	28	405	281	114
Insurance fees	17	8,373	34	449	345	124
Pricing fees	—	2,979	403	2,083	2,080	2,065
Miscellaneous fees	902	901	—	901	901	903
Total expenses before reimbursements/waivers	47,932	2,643,949	21,310	166,011	157,900	114,634
Less: Reimbursements/waivers of expenses from sub-adviser	(41,760)	(903,037)	(15,810)	(112,671)	(112,398)	(99,586)
Net expenses	6,172	1,740,912	5,500	53,340	45,502	15,048
Net investment income	7,523	2,207,151	11,547	276,330	199,244	66,810

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(26,969)	(5,677,141)	(397)	(574,559)	(220,253)	(126,823)
In-Kind Redemptions	7,087	2,935,721	—	—	5,250	(31,177)
Foreign currency transactions	(1,163)	(296,807)	(1,911)	(8,293)	(1,711)	(1,507)
Net realized gain (loss)	(21,045)	(3,038,227)	(2,308)	(582,852)	(216,714)	(159,507)
Change in unrealized appreciation (depreciation) on:
Investments	24,663	(2,642,895)	125,565	(1,408,914)	(322,222)	45,343
Foreign currency translations	403	49,964	19	3,109	466	41
Change in unrealized appreciation (depreciation)	25,066	(2,592,931)	125,584	(1,405,805)	(321,756)	45,384
Net realized and unrealized gain (loss) on investments and foreign currency translations	4,021	(5,631,158)	123,276	(1,988,657)	(538,470)	(114,123)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$11,544	$(3,424,007)	$134,823	$(1,712,327)	$(339,226)	$(47,313)

* Net of foreign taxes withheld of:	$1,746	$293,901	$2,812	$35,555	$28,726	$7,721
1	Represents the period August 15, 2012 (commencement of operations) to September 30, 2012.

The accompanying notes are an integral part of these financial statements.

58 and 59 EGA Emerging Global Shares Trust

Statements of Operations (concluded)

EGA Emerging Global Shares Trust

Period Ended September 30, 2012 (Unaudited)

	EGShares GEMS Composite ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$264,642	$14,680	$17,817	$504,582
Interest income	57	12	—	—
Total investment income	264,699	14,692	17,817	504,582

EXPENSES:
Administration and accounting fees	50,389	18,803	13,616	34,123
Licensing fees	20,513	9,823	6,380	42,466
Sub-advisory fees	48,617	8,147	8,235	222,304
Audit and tax fees	7,558	7,553	7,578	7,519
Custody fees	18,761	9,055	16,354	5,118
Transfer agent fees	6,050	6,063	6,051	6,050
Exchange listing fees	2,507	2,507	2,507	2,507
Offering fees	—	1,450	—	—
Investment advisory fees	7,358	974	—	28,310
Shareholder reporting fees	5,368	504	2,515	10,959
Legal fees	4,905	711	—	26,103
Registration fees	—	122	—	—
Trustees’ fees and expenses	375	55	—	1,560
Insurance fees	505	48	29	2,414
Pricing fees	2,087	—	6,613	2,137
Miscellaneous fees	901	902	904	901
Total expenses before reimbursements/waivers	175,894	66,717	70,782	392,471
Less: Reimbursements/waivers of expenses from sub-adviser	(127,256)	(58,571)	(62,576)	(170,075)
Net expenses	48,638	8,146	8,206	222,396
Net investment income	216,061	6,546	9,611	282,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:

Net realized gain (loss) on:
Investments	(414,841)	(34,084)	(3,816)	(2,806,337)
In-Kind Redemptions	54,571	17,618	—	—
Foreign currency transactions	(1,370)	(1,055)	(249)	352,692
Net realized gain (loss)	(361,640)	(17,521)	(4,065)	(2,453,645)
Change in unrealized appreciation (depreciation) on:
Investments	(387,556)	216,006	294,451	880,693
Foreign currency translations	(707)	470	28	7,181
Change in unrealized appreciation (depreciation)	(388,263)	216,476	294,479	887,874
Net realized and unrealized gain (loss) on investments and foreign currency translations	(749,903)	198,955	290,414	(1,565,771)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(533,842)	$205,501	$300,025	$(1,283,585)

* Net of foreign taxes withheld of:	$30,938	$1,265	$—	$—
1	Represents the period August 15, 2012 (commencement of operations) to September 30, 2012.
	EGShares India Small Cap ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$252,309	$30,113	$2,260,881	$22,020	$116,983	$60,916
Interest income	—	13	676	—	98	—
Total investment income	252,309	30,126	2,261,557	22,020	117,081	60,916

EXPENSES:
Administration and accounting fees	46,142	18,803	14,625	18,803	18,803	18,803
Licensing fees	24,599	10,363	61,988	14,506	9,796	8,802
Sub-advisory fees	96,777	9,403	273,502	7,190	16,199	11,226
Audit and tax fees	7,520	7,553	7,577	7,553	7,553	7,553
Custody fees	20,469	10,874	29,637	8,440	10,099	10,980
Transfer agent fees	6,050	6,063	6,050	6,063	6,063	6,063
Exchange listing fees	2,507	2,507	2,507	2,507	2,507	2,507
Offering fees	—	1,450	6,285	1,450	1,450	1,450
Investment advisory fees	11,842	1,117	4,243	7,435	—	—
Shareholder reporting fees	1,167	691	15,500	716	1,032	909
Legal fees	9,174	697	17,772	716	1,116	948
Registration fees	992	20	4,396	121	20	121
Trustees’ fees and expenses	690	56	1,194	55	84	78
Insurance fees	979	49	1,496	48	80	74
Pricing fees	2,088	—	6,498	—	—	—
Miscellaneous fees	901	902	902	902	902	903
Total expenses before reimbursements/waivers	231,897	70,548	454,172	76,505	75,704	70,417
Less: Reimbursements/waivers of expenses from sub-adviser	(135,194)	(61,139)	(180,617)	(69,316)	(59,508)	(59,185)
Net expenses	96,703	9,409	273,555	7,189	16,196	11,232
Net investment income	155,606	20,717	1,988,002	14,831	100,885	49,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(465,596)	(130,361)	(4,302,662)	(97,055)	(57,593)	(68,350)
In-Kind Redemptions	—	20,794	1,964,679	17,981	25,608	6,655
Foreign currency transactions	(8,072)	(3,199)	46,109	210	(2,419)	(2,960)
Net realized gain (loss)	(473,668)	(112,766)	(2,291,874)	(78,864)	(34,404)	(64,655)
Change in unrealized appreciation (depreciation) on:
Investments	251,060	143,126	(1,740,349)	(17,580)	68,269	(179,342)
Foreign currency translations	(34)	78	628	35	92	81
Change in unrealized appreciation (depreciation)	251,026	143,204	(1,739,721)	(17,545)	68,361	(179,261)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(222,642)	30,438	(4,031,595)	(96,409)	33,957	(243,916)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(67,036)	$51,155	$(2,043,593)	$(81,578)	$134,842	$(194,232)

* Net of foreign taxes withheld of:	$—	$2,655	$842,485	$1,344	$11,506	$7,363
1	Represents the period August 15, 2012 (commencement of operations) to September 30, 2012.

The accompanying notes are an integral part of these financial statements.

60 and 61 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets

EGA Emerging Global Shares Trust

	EGShares Basic Materials GEMS ETF (Consolidated)		EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF
	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012	For the Period August 15, 2012[1] Through September 30, 2012 (Unaudited)	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$50,285	$20,941	$16,456	$1,252,519	$3,266,422
Net realized gain (loss) on investments and foreign currency transactions	(102,697)	(97,898)	(118)	(4,351,079)	(6,144,370)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(158,858)	(260,488)	129,001	(8,471,506)	331,770
Net increase (decrease) in net assets resulting from operations	(211,270)	(337,445)	145,339	(11,570,066)	(2,546,178)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(15,017)	—	—	(3,135,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,159,099	2,870,607	7,054,554	60,616	22,319,521
Cost of shares redeemed	(691,497)	(927,874)	(3,993)	(7,772,519)	(10,807,230)
Transaction fees	(310)	(271)	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	1,467,292	1,942,462	7,050,561	(7,711,903)	11,512,291
Net Increase (Decrease) in Net Assets	1,256,022	1,590,000	7,195,900	(19,281,969)	5,830,529

NET ASSETS:
Beginning of period	1,590,000	—	—	89,590,751	83,760,222
End of period	$2,846,022	$1,590,000	$7,195,900	$70,308,782	$89,590,751
Accumulated net investment income (loss) included in net assets at end of period	$54,785	$4,500	$16,572	$2,079,477	$826,959

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	100,000	—	—	3,700,000	3,300,000
Shares sold	150,000	150,000	350,000	—	900,000
Shares redeemed	(50,000)	(50,000)	—	(350,000)	(500,000)
Shares outstanding, end of period	200,000	100,000	350,000	3,350,000	3,700,000
	EGShares China Infrastructure ETF		EGShares Consumer Goods GEMS ETF (Consolidated)		EGShares Consumer Services GEMS ETF		EGShares Emerging Markets Consumer ETF (Consolidated)
	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$210,560	$289,656	$13,477	$14,034	$7,523	$(1,465)	$2,207,151	$1,970,081
Net realized gain (loss) on investments and foreign currency transactions	(926,637)	(563,008)	(630)	13,216	(21,045)	32,924	(3,038,227)	1,432,854
Net unrealized appreciation (depreciation) on investments and foreign currency translations	489,955	(4,834,847)	47,129	120,135	25,066	22,637	(2,592,931)	27,551,359
Net increase (decrease) in net assets resulting from operations	(226,122)	(5,108,199)	59,976	147,385	11,544	54,096	(3,424,007)	30,954,294

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(324,416)	—	(11,203)	—	(1,186)	—	(1,634,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	829,640	5,989,764	3,211,794	4,092,709	1,902,707	4,942,777	74,584,709	195,117,317
Cost of shares redeemed	(2,428,671)	(9,385,596)	(2,145,192)	(3,124,066)	(944,465)	(3,952,148)	(23,181,747)	(16,583,599)
Transaction fees	—	—	103	(646)	—	—	368	1,525
Net increase (decrease) in net assets resulting from capital share transactions	(1,599,031)	(3,395,832)	1,066,705	967,997	958,242	990,629	51,403,330	178,535,243
Net Increase (Decrease) in Net Assets	(1,825,153)	(8,828,447)	1,126,681	1,104,179	969,786	1,043,539	47,979,323	207,854,737

NET ASSETS:
Beginning of period	12,303,103	21,131,550	1,104,179	—	1,043,539	—	402,466,047	194,611,310
End of period	$10,477,950	$12,303,103	$2,230,860	$1,104,179	$2,013,325	$1,043,539	$450,445,370	$402,466,047
Accumulated net investment income (loss) included in net assets at end of period	$182,204	$(28,354)	$16,947	$3,470	$6,462	$(1,061)	$2,331,784	$124,633

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	750,000	950,000	50,000	—	50,000	—	16,250,000	8,550,000
Shares sold	50,000	300,000	150,000	200,000	100,000	250,000	3,200,000	8,450,000
Shares redeemed	(150,000)	(500,000)	(100,000)	(150,000)	(50,000)	(200,000)	(1,000,000)	(750,000)
Shares outstanding, end of period	650,000	750,000	100,000	50,000	100,000	50,000	18,450,000	16,250,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

62 and 63 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (continued)

EGA Emerging Global Shares Trust

	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)[1]		EGShares Energy GEMS ETF (Consolidated)[1]
	For the Period August 15, 2012[1] Through September 30, 2012 (Unaudited)	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$11,547	$276,330	$545,464	$199,244	$330,727
Net realized gain (loss) on investments and foreign currency transactions	(2,308)	(582,852)	316,395	(216,714)	1,309,542
Net unrealized appreciation (depreciation) on investments and foreign currency translations	125,584	(1,405,805)	(9,372,705)	(321,756)	(5,834,109)
Net increase (decrease) in net assets resulting from operations	134,823	(1,712,327)	(8,510,846)	(339,226)	(4,193,840)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(532,215)	—	(309,030)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,000,000	—	5,244,146	2,165,246	10,787,713
Cost of shares redeemed	—	—	(19,702,991)	(1,088,333)	(20,507,227)
Transaction fees	(121)	(585)	(546)	(201)	(546)
Net increase (decrease) in net assets resulting from capital share transactions	4,999,879	(585)	(14,459,391)	1,076,712	(9,720,060)
Net Increase (Decrease) in Net Assets	5,134,702	(1,712,912)	(23,502,452)	737,486	(14,222,930)

NET ASSETS:
Beginning of period	—	14,376,014	37,878,466	11,216,787	25,439,717
End of period	$5,134,702	$12,663,102	$14,376,014	$11,954,273	$11,216,787
Accumulated net investment income (loss) included in net assets at end of period	$11,547	$—	$(36,159)	$157,699	$(41,545)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	—	900,000	1,650,000	450,000	850,000
Shares sold	250,000	—	300,000	100,000	400,000
Shares redeemed	—	—	(1,050,000)	(50,000)	(800,000)
Shares outstanding, end of period	250,000	900,000	900,000	500,000	450,000
	EGShares Financials GEMS ETF (Consolidated)		EGShares GEMS Composite ETF (Consolidated)		EGShares Health Care GEMS ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)
	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period August 10, 2011[1] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$66,810	$152,756	$216,061	$449,817	$6,546	$2,304	$9,611	$(665)
Net realized gain (loss) on investments and foreign currency transactions	(159,507)	(415,889)	(361,640)	(1,592,121)	(17,521)	(108,473)	(4,065)	(47,929)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	45,384	(1,469,298)	(388,263)	(4,514,273)	216,476	2,507	294,479	102,470
Net increase (decrease) in net assets resulting from operations	(47,313)	(1,732,431)	(533,842)	(5,656,577)	205,501	(103,662)	300,025	53,876

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(52,077)	—	(312,176)	—	(1,891)	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,851,906	5,241,705	1,036,830	5,814,766	1,945,590	3,852,559	—	3,835,493
Cost of shares redeemed	(1,907,648)	(10,481,218)	(1,036,830)	(17,734,608)	(1,945,590)	(1,837,994)	—	(1,980,060)
Transaction fees	360	3	(759)	(88)	(554)	(310)	(696)	(948)
Net increase (decrease) in net assets resulting from capital share transactions	(55,382)	(5,239,510)	(759)	(11,919,930)	(554)	2,014,255	(696)	1,854,485
Net Increase (Decrease) in Net Assets	(102,695)	(7,024,018)	(534,601)	(17,888,683)	204,947	1,908,702	299,329	1,908,361

NET ASSETS:
Beginning of period	4,021,640	11,045,658	13,985,798	31,874,481	1,908,702	—	1,908,361	—
End of period	$3,918,945	$4,021,640	$13,451,197	$13,985,798	$2,113,649	$1,908,702	$2,207,690	$1,908,361
Accumulated net investment income (loss) included in net assets at end of period	$51,257	$(15,553)	$196,175	$(19,886)	$8,699	$2,153	$8,868	$(743)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	200,000	450,000	600,000	1,155,000	100,000	—	100,000	—
Shares sold	100,000	250,000	50,000	250,000	100,000	200,000	—	200,000
Shares redeemed	(100,000)	(500,000)	(50,000)	(805,000)	(100,000)	(100,000)	—	(100,000)
Shares outstanding, end of period	200,000	200,000	600,000	600,000	100,000	100,000	100,000	100,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

64 and 65 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (concluded)

EGA Emerging Global Shares Trust

	EGShares India Infrastructure ETF (Consolidated)		EGShares India Small Cap ETF (Consolidated)		EGShares Industrials GEMS ETF (Consolidated)
	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income (loss)	$282,186	$268,410	$155,606	$238,909	$20,717	$6,541
Net realized gain (loss) on investments and foreign currency transactions	(2,453,645)	(10,846,972)	(473,668)	(13,039,129)	(112,766)	(143,909)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	887,874	(9,308,112)	251,026	4,378,334	143,204	(55,369)
Net increase (decrease) in net assets resulting from operations	(1,283,585)	(19,886,674)	(67,036)	(8,421,886)	51,155	(192,737)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(344,824)	—	(254,107)	—	(1,831)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	656,877	3,189,751	—	8,163,191	2,752,537	5,614,977
Cost of shares redeemed	(624,046)	(7,631,044)	(1,823,856)	(7,596,936)	(1,864,784)	(3,541,987)
Transaction fees	(593)	(2,023)	(1,180)	(2,593)	(470)	(671)
Net increase (decrease) in net assets resulting from capital share transactions	32,238	(4,443,316)	(1,825,036)	563,662	887,283	2,072,319
Net Increase (Decrease) in Net Assets	(1,251,347)	(24,674,814)	(1,892,072)	(8,112,331)	938,438	1,877,751

NET ASSETS:
Beginning of period	60,702,638	85,377,452	26,616,192	34,728,523	1,877,751	—
End of period	$59,451,291	$60,702,638	$24,724,120	$26,616,192	$2,816,189	$1,877,751
Accumulated net investment income (loss) included in net assets at end of period	$384,406	$102,219	$107,153	$(48,453)	$20,080	$(637)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	4,050,000	4,400,000	1,850,000	1,800,000	100,000	—
Shares sold	50,000	200,000	—	500,000	150,000	300,000
Shares redeemed	(50,000)	(550,000)	(150,000)	(450,000)	(100,000)	(200,000)
Shares outstanding, end of period	4,050,000	4,050,000	1,700,000	1,850,000	150,000	100,000
	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)		EGShares Technology GEMS ETF (Consolidated)		EGShares Telecom GEMS ETF (Consolidated)		EGShares Utilities GEMS ETF (Consolidated)
	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period August 4, 2011[1] Through March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)	For the Period June 23, 2011[1] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,988,002	$406,885	$14,831	$(1,383)	$100,885	$27,898	$49,684	$21,831
Net realized gain (loss) on investments and foreign currency transactions	(2,291,874)	960,495	(78,864)	(119,001)	(34,404)	(31,392)	(64,655)	(137,595)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,739,721)	1,229,319	(17,545)	2,701	68,361	23,260	(179,261)	127,720
Net increase (decrease) in net assets resulting from operations	(2,043,593)	2,596,699	(81,578)	(117,683)	134,842	19,766	(194,232)	11,956

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,634,021)	(659,822)	—	—	—	(10,536)	—	(9,988)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	52,101,267	72,180,393	834,485	4,651,039	2,942,863	5,902,467	846,324	3,672,180
Cost of shares redeemed	(26,702,535)	(14,863,146)	(834,485)	(2,644,489)	(1,956,429)	(2,879,951)	(846,324)	(885,693)
Transaction fees	(8)	781	(484)	(467)	(180)	(73)	(394)	(320)
Net increase (decrease) in net assets resulting from capital share transactions	25,398,724	57,318,028	(484)	2,006,083	986,254	3,022,443	(394)	2,786,167
Net Increase (Decrease) in Net Assets	21,721,110	59,254,905	(82,062)	1,888,400	1,121,096	3,031,673	(194,626)	2,788,135

NET ASSETS:
Beginning of period	59,254,905	—	1,888,400	—	3,031,673	—	2,788,135	—
End of period	$80,976,015	$59,254,905	$1,806,338	$1,888,400	$4,152,769	$3,031,673	$2,593,509	$2,788,135
Accumulated net investment income (loss) included in net assets at end of period	$(6,716)	$(360,697)	$14,831	$—	$116,127	$15,242	$—	$8,394

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	2,950,000	—	100,000	—	150,000	—	150,000	—
Shares sold	2,750,000	3,700,000	50,000	250,000	150,000	300,000	50,000	200,000
Shares redeemed	(1,400,000)	(750,000)	(50,000)	(150,000)	(100,000)	(150,000)	(50,000)	(50,000)
Shares outstanding, end of period	4,300,000	2,950,000	100,000	100,000	200,000	150,000	150,000	150,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

66 and 67 EGA Emerging Global Shares Trust

Financial Highlights

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Basic Materials GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$15.90	$20.00
Investment operations:
Net investment income (loss)[2]	0.29	0.31
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.96)	(4.11)
Total from investment operations	(1.67)	(3.80)
Distributions to shareholders:
Net investment income	—	(0.30)
Net asset value, end of period	$14.23	$15.90
NET ASSET VALUE TOTAL RETURN[3]	(10.50)%	(18.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,846	$1,590
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	5.54%[4]	7.99%[4]
Net investment income (loss)	4.15%[4]	2.30%[4]
Portfolio turnover rate	13%[5]	21%[5]

EGShares Beyond BRICs ETF (Consolidated)

For the Period August 15, 2012[1] Through September 30, 2012 (Unaudited)

Net asset value, beginning of period	$20.00
Investment operations:
Net investment income (loss)[2]	0.06
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.50
Total from investment operations	0.56
Distributions to shareholders:
Net investment income	—
Net asset value, end of period	$20.56
NET ASSET VALUE TOTAL RETURN[3]	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,196
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.64%[4]
Net investment income (loss)	2.42%[4]
Portfolio turnover rate	1%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

68 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Brazil Infrastructure ETF

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
				For the Period February 24, 2010[1] Through March 31, 2010
		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

Net asset value, beginning of period	$24.21	$25.38	$20.55	$20.00
Investment operations:
Net investment income (loss)[2]	0.36	0.96	0.47	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.58)	(1.15)	4.67	0.52[7]
Total from investment operations	(3.22)	(0.19)	5.14	0.55
Distributions to shareholders:
Net investment income	—	(0.98)	(0.31)	—
Net asset value, end of period	$20.99	$24.21	$25.38	$20.55
NET ASSET VALUE TOTAL RETURN[3]	(13.30)%	(0.04)%	25.16%	2.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,309	$89,591	$83,760	$11,303
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.88%[5]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.53%[4]	1.51%	1.91%	5.67%[4]
Net investment income (loss)	3.26%[4]	4.10%	2.09%	1.58%[4]
Portfolio turnover rate	18%[6]	30%	35%	1%[6]

EGShares China Infrastructure ETF

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
				For the Period February 17, 2010[1] Through March 31, 2010
		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

Net asset value, beginning of period	$16.40	$22.24	$20.78	$20.09
Investment operations:
Net investment income (loss)[2]	0.31	0.33	0.10	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.59)	(5.76)	1.49	0.71
Total from investment operations	(0.28)	(5.43)	1.59	0.69
Distributions to shareholders:
Net investment income	—	(0.41)	(0.13)	—
Net asset value, end of period	$16.12	$16.40	$22.24	$20.78
NET ASSET VALUE TOTAL RETURN[3]	(1.71)%	(24.35)%	7.69%	3.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,478	$12,303	$21,132	$6,235
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.71%[4]	2.03%	2.89%	7.82%[4]
Net investment income (loss)	3.79%[4]	1.75%	0.47%	(0.85)%[4]
Portfolio turnover rate	19%[6]	12%	34%	1%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.03% for the period ended March 31, 2012 attributed to excise tax expense, which is outside the cap expense.
6	Not annualized.
7	The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10)

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 69

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Consumer Goods GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$22.08	$20.00
Investment operations:
Net investment income (loss)[2]	0.18	0.23
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.05	2.07
Total from investment operations	0.23	2.30
Distributions to shareholders:
Net investment income	—	(0.22)
Net asset value, end of period	$22.31	$22.08
NET ASSET VALUE TOTAL RETURN[3]	1.04%	11.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,231	$1,104
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	8.91%[4]	8.77%[4]
Net investment income (loss)	1.70%[4]	1.45%[4]
Portfolio turnover rate	8%[5]	50%[5]

EGShares Consumer Services GEMS ETF

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$20.87	$20.00
Investment operations:
Net investment income (loss)[2]	0.10	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.84)	0.92
Total from investment operations	(0.74)	0.89
Distributions to shareholders:
Net investment income	—	(0.02)
Net asset value, end of period	$20.13	$20.87
NET ASSET VALUE TOTAL RETURN[3]	(3.55)%	4.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,013	$1,044
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	6.60%[4]	6.77%[4]
Net investment income (loss)	1.04%[4]	(0.18)%[4]
Portfolio turnover rate	23%[5]	51%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

70 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Consumer ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
			For the Period September 14, 2010[1] Through March 31, 2011
		For the Year Ended March 31, 2012

Net asset value, beginning of period	$24.77	$22.76	$20.00
Investment operations:
Net investment income (loss)[2]	0.13	0.17	0.04
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.49)	1.96	2.74
Total from investment operations	(0.36)	2.13	2.78
Distributions to shareholders:
Net investment income	—	(0.12)	(0.02)
Net asset value, end of period	$24.41	$24.77	$22.76
NET ASSET VALUE TOTAL RETURN[3]	(1.45)%	9.44%	13.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$450,445	$402,466	$194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.29%[4]	1.31%	1.44%[4]
Net investment income (loss)	1.08%[4]	0.76%	0.37%[4]
Portfolio turnover rate	18%[5]	3%	9%[5]

EGShares Emerging Markets Domestic Demand ETF (Consolidated)

For the Period August 15, 2012[1] Through September 30, 2012 (Unaudited)

Net asset value, beginning of period	$20.00
Investment operations:
Net investment income (loss)[2]	0.05
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.49
Total from investment operations	0.54
Distributions to shareholders:
Net investment income	—
Net asset value, end of period	$20.54
NET ASSET VALUE TOTAL RETURN[3]	2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,135
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	3.30%[4]
Net investment income (loss)	1.79%[4]
Portfolio turnover rate	1%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 71

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Metals & Mining ETF (Consolidated)1

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
				For the Period May 21, 2009[3] Through March 31, 2010
		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

Net asset value, beginning of period	$15.97	$22.96	$20.47	$13.73
Investment operations:
Net investment income (loss)[4]	0.31	0.48	0.13	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.21)	(6.88)	2.52	6.82
Total from investment operations	(1.90)	(6.40)	2.65	6.81
Distributions to shareholders:
Net investment income	—	(0.59)	(0.16)	(0.07)
Net asset value, end of period	$14.07	$15.97	$22.96	$20.47
NET ASSET VALUE TOTAL RETURN[5]	(11.90)%	(27.66)%	12.95%	49.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,663	$14,376	$37,878	$27,640
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[7]	0.85%	0.85%	0.85%[7]
Expenses, prior to expense reimbursements/waivers	2.64%[7]	1.99%	1.96%	4.37%[7]
Net investment income (loss)	4.40%[7]	2.48%	0.63%	(0.06)%[7]
Portfolio turnover rate	9%[8]	10%	35%	17%[8]

EGShares Energy GEMS ETF (Consolidated)2

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
				For the Period May 21, 2009[3] Through March 31, 2010
		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

Net asset value, beginning of period	$24.93	$29.93	$24.02	$20.49
Investment operations:
Net investment income (loss)[4]	0.42	0.47	0.26	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.44)	(4.95)	5.94	3.50
Total from investment operations	(1.02)	(4.48)	6.20	3.59
Distributions to shareholders:
Net investment income	—	(0.52)	(0.29)	(0.06)
Net asset value, end of period	$23.91	$24.93	$29.93	$24.02
NET ASSET VALUE TOTAL RETURN[5]	(4.09)%	(14.78)%	25.96%	17.53%[6]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,954	$11,217	$25,440	$9,607
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[7]	0.85%	0.85%	0.85%[7]
Expenses, prior to expense reimbursements/waivers	2.95%[7]	2.23%	2.56%	5.90%[7]
Net investment income (loss)	3.72%[7]	1.84%	1.04%	0.49%[7]
Portfolio turnover rate	9%[8]	19%	19%	49%[8]

1	On September 16, 2010, there was a 3 for 1 forward stock split. Historical shares amounts have been adjusted to reflect the 3 for 1 forward split on a retroactive basis.
2	On September 16, 2010, there was a 2 for 1 stock split. Historical share amounts have been adjusted to reflect the 2 for 1 stock split on a retroactive basis.
3	Commencement of operations.
4	Based on average shares outstanding.
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
6	For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a loss on an investment not meeting the Fund’s investment restrictions. Excluding these items, total return would have been 17.88%.
7	Annualized.
8	Not annualized.

The accompanying notes are an integral part of these financial statements.

72 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Financials GEMS ETF (Consolidated)1

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)			For the Period September 16, 2009[2] Through March 31, 2010
		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

Net asset value, beginning of period	$20.11	$24.55	$22.84	$20.12
Investment operations:
Net investment income (loss)[3]	0.36	0.57	0.42	0.08
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.88)	(4.66)	2.09	2.71
Total from investment operations	(0.52)	(4.09)	2.51	2.79
Distributions to shareholders:
Net investment income	—	(0.35)	(0.80)	(0.07)
Net asset value, end of period	$19.59	$20.11	$24.55	$22.84
NET ASSET VALUE TOTAL RETURN[4]	(2.59)%	(16.52)%	11.03%	13.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,919	$4,022	$11,046	$6,852
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[5]	0.85%	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers	6.47%[5]	4.13%	2.81%	5.47%[5]
Net investment income (loss)	3.78%[5]	2.62%	1.77%	0.67%[5]
Portfolio turnover rate	17%[6]	25%	39%	12%[6]

EGShares GEMS Composite ETF (Consolidated)1

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
				For the Period July 22, 2009[2] Through March 31, 2010
		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

Net asset value, beginning of period	$23.31	$27.60	$24.34	$20.00
Investment operations:
Net investment income (loss)[3]	0.36	0.47	0.39	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.25)	(4.37)	3.48	4.31
Total from investment operations	(0.89)	(3.90)	3.87	4.40
Distributions to shareholders:
Net investment income	—	(0.39)	(0.61)	(0.06)
Net asset value, end of period	$22.42	$23.31	$27.60	$24.34
NET ASSET VALUE TOTAL RETURN[4]	(3.82)%	(13.97)%	16.04%	21.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,451	$13,986	$31,874	$31,755
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.75%[5]	0.75%	0.75%	0.75%[5]
Expenses, prior to expense reimbursements/waivers	2.72%[5]	1.84%	2.00%	3.43%[5]
Net investment income (loss)	3.34%[5]	1.94%	1.55%	0.52%[5]
Portfolio turnover rate	20%[6]	10%	39%	6%[6]

1	On September 16, 2010, there was a 2 for 1 stock split. Historical share amounts have been adjusted to reflect the 2 for 1 stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 73

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Health Care GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$19.09	$20.00
Investment operations:
Net investment income (loss)[2]	0.07	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	1.98	(0.90)
Total from investment operations	2.05	(0.87)
Distributions to shareholders:
Net investment income	—	(0.04)
Net asset value, end of period	$21.14	$19.09
NET ASSET VALUE TOTAL RETURN[5]	10.74%	(4.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,114	$1,909
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[6]	0.85%[6]
Expenses, prior to expense reimbursements/waivers	6.83%[6]	7.79%[6]
Net investment income (loss)	0.68%[6]	0.23%[6]
Portfolio turnover rate	9%[7]	26%[7]

EGShares India Consumer ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period August 10, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$19.08	$20.00
Investment operations:
Net investment income (loss)[2]	0.10	—[3]
Net realized and unrealized gain (loss) on investments and foreign currency translations	2.90	(0.92)[4]
Total from investment operations	3.00	(0.92)
Distributions to shareholders:
Net investment income	—	—
Net asset value, end of period	$22.08	$19.08
NET ASSET VALUE TOTAL RETURN[5]	15.72%	(4.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,208	$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.89%[6]	0.89%[6]
Expenses, prior to expense reimbursements/waivers	7.65%[6]	6.16%[6]
Net investment income (loss)	1.04%[6]	(0.04)%[6]
Portfolio turnover rate	1%[7]	104%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Greater than $(0.005).
4	The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
6	Annualized.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

74 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Infrastructure ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
			For the Period August 11, 2010[1] Through March 31, 2011
		For the Year Ended March 31, 2012

Net asset value, beginning of period	$14.99	$19.40	$20.00
Investment operations:
Net investment income (loss)[2]	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.38)	(4.39)	(0.61)
Total from investment operations	(0.31)	(4.33)	(0.60)
Distributions to shareholders:
Net investment income	—	(0.08)	—
Net asset value, end of period	$14.68	$14.99	$19.40
NET ASSET VALUE TOTAL RETURN[3]	(2.07)%	(22.19)%	(3.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,451	$60,703	$85,377
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.51%[4]	1.69%	2.24%[4]
Net investment income (loss)	1.08%[4]	0.39%	0.11%[4]
Portfolio turnover rate	22%[6]	23%	9%[6]

EGShares India Small Cap ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
			For the Period July 7, 2010[1] Through March 31, 2011
		For the Year Ended March 31, 2012

Net asset value, beginning of period	$14.39	$19.29	$20.00
Investment operations:
Net investment income (loss)[2]	0.09	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.06	(4.88)	(0.68)
Total from investment operations	0.15	(4.74)	(0.69)
Distributions to shareholders:
Net investment income	—	(0.16)	(0.02)
Net asset value, end of period	$14.54	$14.39	$19.29
NET ASSET VALUE TOTAL RETURN[3]	1.04%	(24.33)%	(3.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,724	$26,616	$34,729
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%	0.90%[4,5]
Expenses, prior to expense reimbursements/waivers	2.04%[4]	2.26%	3.12%[4]
Net investment income (loss)	1.37%[4]	0.82%	(0.06)%[4]
Portfolio turnover rate	1%[6]	125%	1%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 75

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Industrials GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$18.78	$20.00
Investment operations:
Net investment income (loss)[2]	0.16	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.17)	(1.27)
Total from investment operations	(0.01)	(1.18)
Distributions to shareholders:
Net investment income	—	(0.04)
Net asset value, end of period	$18.77	$18.78
NET ASSET VALUE TOTAL RETURN[3]	(0.05)%	(5.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,816	$1,878
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	6.38%[4]	7.37%[4]
Net investment income (loss)	1.87%[4]	0.61%[4]
Portfolio turnover rate	34%[5]	70%[5]

EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period August 4, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$20.09	$20.00
Investment operations:
Net investment income (loss)[2]	0.58	0.33
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.42)	0.13
Total from investment operations	(0.84)	0.46
Distributions to shareholders:
Net investment income	(0.42)	(0.37)
Net asset value, end of period	$18.83	$20.09
NET ASSET VALUE TOTAL RETURN[3]	(4.11)%	2.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$80,976	$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.41%[4]	2.07%[4]
Net investment income (loss)	6.18%[4]	2.62%[4]
Portfolio turnover rate	79%[5]	45%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

76 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Technology GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$18.88	$20.00
Investment operations:
Net investment income (loss)[2]	0.15	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.97)	(1.10)
Total from investment operations	(0.82)	(1.12)
Distributions to shareholders:
Net investment income	—	—
Net asset value, end of period	$18.06	$18.88
NET ASSET VALUE TOTAL RETURN[4]	(4.34)%	(5.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,806	$1,888
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[5]	0.85%[5]
Expenses, prior to expense reimbursements/waivers	9.05%[5]	7.81%[5]
Net investment income (loss)	1.75%[5]	(0.13)%[5]
Portfolio turnover rate	12%[6]	21%[6]

EGShares Telecom GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$20.21	$20.00
Investment operations:
Net investment income (loss)[2]	0.52	0.41
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.03	0.01 [3]
Total from investment operations	0.55	0.42
Distributions to shareholders:
Net investment income	—	(0.21)
Net asset value, end of period	$20.76	$20.21
NET ASSET VALUE TOTAL RETURN[4]	2.72%	2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,153	$3,032
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[5]	0.85%[5]
Expenses, prior to expense reimbursements/waivers	3.97%[5]	7.74%[5]
Net investment income (loss)	5.29%[5]	2.73%[5]
Portfolio turnover rate	15%[6]	18%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 77

Financial Highlights (concluded)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Utilities GEMS ETF (Consolidated)

	For the Period April 1, 2012 Through September 30, 2012 (Unaudited)
		For the Period June 23, 2011[1] Through March 31, 2012

Net asset value, beginning of period	$18.59	$20.00
Investment operations:
Net investment income (loss)[2]	0.33	0.25
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.63)	(1.46)
Total from investment operations	(1.30)	(1.21)
Distributions to shareholders:
Net investment income	—	(0.20)
Net asset value, end of period	$17.29	$18.59
NET ASSET VALUE TOTAL RETURN[3]	(6.99)%	(5.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,594	$2,788
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.87%[4,5]
Expenses, prior to expense reimbursements/waivers	5.33%[4]	7.08%[4]
Net investment income (loss)	3.76%[4]	1.82%[4]
Portfolio turnover rate	15%[6]	27%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.02% for the period March 31, 2012 attributed to interest expense, which is outside the cap expense.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

78 EGA Emerging Global Shares Trust

Notes to Financial Statements

September 30, 2012 (Unaudited)

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of forty-eight separate non-diversified series, each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following ETFs (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) are being publicly offered:

Commencement
Funds	of Operations
EGShares Basic Materials GEMS ETF (“Basic Materials ETF”)	June 23, 2011
EGShares Beyond BRICs ETF (“Beyond BRICs ETF”)	August 15, 2012
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure ETF”)	February 24, 2010
EGShares China Infrastructure ETF (“China Infrastructure ETF”)	February 17, 2010
EGShares Consumer Goods GEMS ETF (“Consumer Goods ETF”)	June 23, 2011
EGShares Consumer Services GEMS ETF (“Consumer Services ETF”)	June 23, 2011
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares Emerging Markets Domestic Demand ETF (“Domestic Demand ETF”)	August 15, 2012
EGShares Emerging Markets Metals & Mining ETF (“Metals & Mining ETF”)	May 21, 2009
EGShares Energy GEMS ETF (“Energy ETF”)	May 21, 2009
EGShares Financials GEMS ETF (“Financials ETF”)	September 16, 2009
EGShares GEMS Composite ETF (“Composite ETF”)	July 22, 2009
EGShares Health Care GEMS ETF (“Health Care ETF”)	June 23, 2011
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010
EGShares Industrials GEMS ETF (“Industrials ETF”)	June 23, 2011
EGShares Low Volatility Emerging Markets Dividend ETF (“Low Volatility Dividend ETF”)	August 4, 2011
EGShares Technology GEMS ETF (“Technology ETF”)	June 23, 2011
EGShares Telecom GEMS ETF (“Telecom ETF”)	June 23, 2011
EGShares Utilities GEMS ETF (“Utilities ETF”)	June 23, 2011

The Basic Materials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM. The Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by ICB.

The Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Beyond BRICs Index. The INDXX Beyond BRICs Index is comprised of 50 leading companies that INDXX, LLC determines to be representative of all industries in emerging market countries, excluding Brazil, Russia, India and China.

The Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index. The INDXX Brazil Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

The China Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index. The INDXX China Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

The Consumer Goods ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by ICB.

The Consumer Services ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by ICB.

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by ICB.

EGA Emerging Global Shares Trust 79

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

The Domestic Demand ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Markets Domestic Demand Index. The INDXX Emerging Markets Domestic Demand Index is comprised of a representative sample of 50 emerging markets companies in sectors INDXX, LLC determines may have greater exposure to local markets than the MSCI Emerging Markets IndexSM.

The Metals & Mining ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM. The Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM comprised of publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by ICB.

The Energy ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM. The Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by ICB.

The Financials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM. The Dow Jones Emerging Markets Financials Titans 30 IndexSM is comprised of publicly traded firms in the “Financials Industry,” as defined by ICB.

The Composite ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM. The Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the Industry Classification Benchmark (“ICB”).

The Health Care ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM. The Dow Jones Emerging Markets Health Care Titans 30 IndexSM is comprised of publicly traded firms in the “Health Care Industry,” as defined by ICB.

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index. The INDXX India Consumer Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sectors.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The INDXX India Small Cap Index is comprised of a representative sample of 75 emerging markets companies that INDXX, LLC determines to be representative of small capitalization companies domiciled in India.

The Industrials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM. The Dow Jones Emerging Markets Industrials Titans 30 IndexSM is comprised of publicly traded firms in the “Industrials Industry,” as defined by ICB.

The Low Volatility Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index. The INDXX Emerging Market High Income Low Beta Index is comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade, which have also paid dividends consistently over the last three years.

The Technology ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM. The Dow Jones Emerging Markets Technology Titans 30 IndexSM is comprised of publicly traded firms in the “Technology Industry,” as defined by ICB.

The Telecom ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM. The Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by ICB.

The Utilities ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM. The Dow Jones Emerging Markets Utilities Titans 30 IndexSM is comprised of publicly traded firms in the “Utilities Industry,” as defined by ICB.

80 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments, Consolidated Statements of Asset and Liabilities, of Operations and of Changes in Net Assets and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Basic Materials ETF	EGShares Basic Materials Mauritius
Consumer Goods ETF	EGShares Consumer Goods Mauritius
Consumer ETF	EGShares Consumer Mauritius
Domestic Demand ETF	EGShares Domestic Demand Mauritius
Metals & Mining ETF	EGShares Metals & Mining Mauritius
Energy ETF	EGShares Energy Fund Mauritius
Financials ETF	EGShares Financials Fund Mauritius
Composite ETF	EGShares Composite Mauritius
Health Care ETF	EGShares Health Care Mauritius
India Consumer ETF	EGShares India Consumer Mauritius
India Infrastructure ETF	EGShares India Infrastructure Mauritius
India Small Cap ETF	EGShares India Small Cap Mauritius
Industrials ETF	EGShares Industrials Mauritius
Low Volatility Dividend ETF	EGShares Low Volatility Emerging Markets Dividend Mauritius
Technology ETF	EGShares Technology Mauritius
Telecom ETF	EGShares Telecom Mauritius
Utilities ETF	EGShares Utilities Mauritius

The Basic Materials ETF, Consumer Goods ETF, Consumer ETF, Domestic Demand ETF, Metals & Mining ETF, Energy ETF, Financials ETF, Composite ETF, Health Care ETF, Industrials ETF, Low Volatility Dividend ETF, Technology ETF, Telecom ETF and Utilities ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Index.

The India Infrastructure ETF, India Small Cap ETF and India Consumer ETF invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest at least 90% of their assets in Indian securities, and to some extent ADRs and GDRs, based on the number of Indian securities that are included in each ETF’s respective Index.

By investing in a wholly owned subsidiary, the Basic Materials ETF, the Consumer Goods ETF, the Consumer ETF, the Domestic Demand ETF, the Metals & Mining ETF, the Energy ETF, the Financials ETF, the Composite ETF, the Health Care ETF, the India Consumer ETF, the India Infrastructure ETF, the India Small Cap ETF, the Industrials ETF, the Low Volatility Dividend ETF, the Technology ETF, the Telecom ETF and the Utilities ETF each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provision of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

EGA Emerging Global Shares Trust 81

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

		Subsidiary Net Assets at September 30, 2012	% of ETF’s Total Net Assets at September 30, 2012
	Inception Date of Subsidiary
Funds
Basic Materials ETF	June 23, 2011	$234,835	8.3%
Consumer Goods ETF	June 23, 2011	337,671	15.1
Consumer ETF	September 14, 2010	50,698,182	11.3
Domestic Demand ETF	August 15, 2012	690,930	13.5
Metals & Mining ETF	September 19, 2011	1,326,516	10.5
Energy ETF	June 27, 2011	1,111,428	9.3
Financials ETF	June 27, 2011	195,090	5.0
Composite ETF	September 19, 2011	673,072	5.0
Health Care ETF	June 23, 2011	554,663	26.2
India Consumer ETF	August 10, 2011	2,234,361	101.2
India Infrastructure ETF	August 11, 2010	59,434,989	100.0
India Small Cap ETF	July 7, 2010	24,755,366	100.1
Industrials ETF	June 23, 2011	393,459	14.0
Low Volatility Dividend ETF	August 4, 2011	9,278,174	11.5
Technology ETF	June 23, 2011	404,595	22.4
Telecom ETF	June 23, 2011	180,628	4.3
Utilities ETF	June 23, 2011	349,028	13.5

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Equity securities (including American Depositary Receipts and Global Depositary Receipts) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the ETFs. Use of a rate different from the rate used by CME Group Index Services LLC or INDXX, LLC may adversely affect an ETF’s ability to track its Underlying Index.

82 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.

Federal Income Taxes

The Basic Materials ETF, Brazil Infrastructure ETF, China Infrastructure ETF, Consumer Goods ETF, Consumer Services ETF, Consumer ETF, Metals & Mining ETF, Energy ETF, Financials ETF, Composite ETF, Health Care ETF, India Consumer ETF, India Infrastructure ETF, India Small Cap ETF, Industrials ETF, Low Volatility Dividend ETF, Technology ETF, Telecom ETF and Utilities ETF have qualified and continue to qualify, and the Beyond BRICs ETF and Domestic Demand ETF intend to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for the Low Volatility Dividend ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2012, open Federal and state income tax years include the tax years or periods ended March 31, 2010, March 31, 2011 and March 31, 2012. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific ETF, are applied to that ETF. Expenses which are not readily identifiable to a specific ETF are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each ETF in the Trust.

EGA Emerging Global Shares Trust 83

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

Offering Expenses

Costs incurred in connection with the initial offering of the ETFs are being amortized over a 12-month period from inception of the ETF.

4. CONCENTRATION OF MARKET RISK

The India Infrastructure ETF, India Small Cap ETF and India Consumer ETF, only invest in Indian securities, therefore, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries.

The China Infrastructure ETF only invests in Chinese securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries.

The Brazil Infrastructure ETF only invests in Brazilian securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries.

The India Small Cap ETF concentrates its investments in small capitalization companies, and as such, may be adversely affected by increased price volatility of securities in that capitalization.

The Basic Materials ETF concentrates its investments in the basic materials industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

The Consumer ETF, Consumer Goods ETF, Consumer Services ETF and India Consumer ETF concentrate their investments in the consumer industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

The Energy ETF concentrates its investments in the oil and gas industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the oil and gas industry (including alternative energy suppliers) is related to worldwide energy prices, exploration, and production spending.

The Financials ETF concentrates its investments in the financial industry, and as such may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the financial industry are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain.

The Health Care ETF concentrates its investments in the health care industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the health care industry may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

The Industrials ETF concentrates its investments in the industrials industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Government regulation, world events and economic conditions affect the performance of companies in the industrials industry.

The Technology ETF concentrates its investments in the technology industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel.

The Telecom ETF concentrates its investments in the telecommunications industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The global telecommunications market is characterized by increasing competition and government regulation.

The Utilities ETF concentrates its investments in the utilities industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the utilities industry may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers.

84 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

The Metals & Mining ETF concentrates its investments in the metals and mining industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Securities of companies involved in metals and mining may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various basic resources.

The India Infrastructure ETF, China Infrastructure ETF, and Brazil Infrastructure ETF concentrate their investments in the infrastructure sector, and as such, may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of Creation Units for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the period ended September 30, 2012, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees.

6. FEDERAL INCOME TAX MATTERS

For the period ended September 30, 2012, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Funds
Basic Materials ETF*	$3,262,780	$45,340	$(469,431)	$(424,091)
Beyond BRICs ETF	7,039,850	183,708	(54,721)	128,987
Brazil Infrastructure ETF*	69,894,325	10,179,876	(10,487,024)	(307,148)
China Infrastructure ETF*	13,420,853	179,068	(3,133,458)	(2,954,390)
Consumer Goods ETF*	2,071,382	229,622	(63,038)	166,584
Consumer Services ETF*	2,008,099	139,760	(96,737)	43,023
Consumer ETF*	420,783,941	48,353,012	(19,081,066)	29,271,946
Domestic Demand ETF	4,993,926	239,462	(113,897)	125,565
Metals & Mining ETF*	17,445,664	188,799	(5,035,778)	(4,846,979)
Energy ETF*	13,440,965	187,642	(1,713,799)	(1,526,157)
Financials ETF*	4,391,688	116,515	(587,024)	(470,509)
Composite ETF*	14,659,692	967,791	(2,232,664)	(1,264,873)
Health Care ETF*	1,908,738	257,283	(39,741)	217,542
India Consumer ETF*	1,836,896	438,788	(42,602)	396,186
India Infrastructure ETF*	74,999,055	2,552,954	(18,267,038)	(15,714,084)
India Small Cap ETF*	25,156,132	2,514,785	(2,997,187)	(482,402)
Industrials ETF*	2,887,205	55,078	(123,443)	(68,365)
Low Volatility Dividend ETF*	82,282,330	1,888,020	(2,495,390)	(607,370)
Technology ETF*	1,835,812	143,358	(161,985)	(18,627)
Telecom ETF*	4,046,208	345,006	(255,596)	89,410
Utilities ETF*	2,650,463	183,898	(241,113)	(57,215)

*	Cost of investments on a tax basis, includes the adjustment for financial reporting purposes, as of the most recently completed Federal income Tax reporting period end.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, unamortized organization costs, mark to market on Passive Foreign Investment Companies (“PFIC”) securities and deferral of post-October and December losses.

EGA Emerging Global Shares Trust 85

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

For the period ended March 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

			Net Unrealized Appreciation (Depreciation)
		Accumulated Capital and Other Losses		Total Accumulated Earnings (Losses)
	Undistributed Ordinary Income
Funds
Basic Materials ETF	$4,500	$(31,501)	$(264,649)	$(291,650)
Brazil Infrastructure ETF	826,959	(4,703,916)	8,152,764	4,275,807
China Infrastructure ETF	119	(1,515,058)	(3,444,344)	(4,959,283)
Consumer Goods ETF	3,470	(18,646)	119,508	104,332
Consumer Services ETF	—	(17,724)	18,360	636
Consumer ETF	124,633	(360,737)	31,914,981	31,678,877
Metals & Mining ETF	14,668	(1,228,800)	(3,437,932)	(4,652,064)
Energy ETF	9,335	(1,050,808)	(1,204,037)	(2,245,510)
Financials ETF	—	(61,209)	(515,942)	(577,151)
Composite ETF	23,269	(1,256,789)	(877,053)	(2,110,573)
Health Care ETF	2,153	(30,130)	1,552	(26,425)
India Consumer ETF	—	(31,428)	101,748	70,320
India Infrastructure ETF	464,495	(10,319,271)	(16,596,265)	(26,451,041)
India Small Cap ETF	—	(12,583,498)	(731,063)	(13,314,561)
Industrials ETF	39,045	—	(211,502)	(172,457)
Low Volatility Dividend ETF	139,299	(871,161)	1,132,177	400,315
Technology ETF	—	(56,488)	(1,047)	(57,535)
Telecom ETF	15,242	(8,641)	21,084	27,685
Utilities ETF	11,158	(46,102)	122,122	87,178

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sold adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the period ended March 31, 2012, the ETFs deferred to April 1, 2012 these losses of:

	Late Year Ordinary Losses	Post October Capital Losses
Funds
Basic Materials ETF	$—	$—
Brazil Infrastructure ETF	—	90,834
China Infrastructure ETF	28,473	157,799
Consumer Goods ETF	—	1,855
Consumer Services ETF	1,061	9,108
Consumer ETF	—	—
Metals & Mining ETF	—	—
Energy ETF	—	778,524
Financials ETF	—	—
Composite ETF	—	—
Health Care ETF	—	—
India Consumer ETF	743	30,685
India Infrastructure ETF	—	4,788,346
India Small Cap ETF	38,927	8,430,012
Industrials ETF	637	—
Low Volatility Dividend ETF	—	—
Technology ETF	—	6,580
Telecom ETF	—	6,259
Utilities ETF	—	710

86 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each ETF will be permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as permitted under previous regulation. At March 31, 2012, for Federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Carryforwards with No Expiration*		Carryforwards Expiring In
	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Fiscal Year 2018	Fiscal Year 2019

Funds
Basic Materials ETF	$31,501	$—	$—	$—
Brazil Infrastructure ETF	3,632,725	980,357	—	—
China Infrastructure ETF	1,151,170	174,805	—	2,811
Consumer Goods ETF	16,791	—	—	—
Consumer Services ETF	7,555	—	—	—
Consumer ETF	360,737	—	—	—
Metals & Mining ETF	385,008	342,616	26,475	423,874
Energy ETF	126,803	94,601	—	—
Financials ETF	46,897	—	—	—
Composite ETF	358,407	282,524	—	586,695
Health Care ETF	30,130	—	—	—
India Consumer ETF	—	—	—	—
India Infrastructure ETF	5,077,656	453,269	—	—
India Small Cap ETF	3,493,209	621,350	—	—
Industrials ETF	—	—	—	—
Low Volatility Dividend ETF	371,165	—	—	—
Technology ETF	49,908	—	—	—
Telecom ETF	2,382	—	—	—
Utilities ETF	45,392	—	—	—

*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character.

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETF’s investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

EGA Emerging Global Shares Trust 87

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

The ETFs have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of September 30, 2012 in valuing the ETFs’ assets and liabilities carried at fair value:

	Quoted Prices
	in Active Markets (Level 1)		Other Significant Inputs (Level 2)			Significant
						Unobservable
Funds	Common Stocks	Rights	Common Stocks	Rights		Inputs (Level 3)	Total
Basic Materials ETF*	$2,838,689	$—	$—	$—		$—	$2,838,689
Beyond BRICs ETF*	7,168,837	—	—	—		—	7,168,837
Brazil Infrastructure ETF**	69,587,177	—	—	—		—	69,587,177
China Infrastructure ETF**	10,466,463	—	—	—		—	10,466,463
Consumer Goods ETF*	2,237,966	—	—	—		—	2,237,966
Consumer Services ETF*	2,051,122	—	—	—		—	2,051,122
Consumer ETF*	450,055,887	—	—	—		—	450,055,887
Domestic Demand ETF*	5,119,491	—	—	—		—	5,119,491
Metals & Mining ETF*	12,598,685	—	—	—		—	12,598,685
Energy ETF*	11,914,808	—	—	—		—	11,914,808
Financials ETF*	3,921,179	—	—	—		—	3,921,179
Composite ETF*	13,393,230	1,589	—	—		—	13,394,819
Health Care ETF*	2,119,289	6,991	—	—		—	2,126,280
India Consumer ETF**	2,233,082	—	—	—		—	2,233,082
India Infrastructure ETF**	59,284,971	—	—	—		—	59,284,971
India Small Cap ETF**	24,488,785	—	—	—		184,945	24,673,730
Industrials ETF*	2,818,840	—	—	—		—	2,818,840
Low Volatility Dividend ETF*	81,674,960	—	—	—		—	81,674,960
Technology ETF*	1,817,185	—	—	—		—	1,817,185
Telecom ETF*	4,135,618	—	—	—		—	4,135,618
Utilities ETF*	2,593,248	—	—	—	†	—	2,593,248

*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.
†	Includes Level 2 security valued at $0.

88 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

Reconciliation of the investment in which significant unobservable inputs (Level 3) were used in determining the fair value of Nagarjuna Fertilizers & Chemicals, Ltd. in the India Small Cap ETF during the period ended September 30, 2012:

Common Stocks
India Small Cap ETF	Chemicals
Balance as of March 31, 2012	$191,480
Realized gain (loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	(6,535)
Purchases	—
Sales	—
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of September 30, 2012	$184,945
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2012 is:	$(6,535)

1	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

To estimate fair value, an industry standard valuation methodology was used based on market approach. The significant input for the valuation methodology for the India Small Cap ETF, after consideration of quantitative and fundamental factors, was based on last available trading price, adjusted for a spun-off security.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Emerging Global Advisors (“EGA”) believes that the values available are unreliable. The Trust’s Valuation Committee (the “Committee”) performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In determining fair valuations, inputs may include market-based analytics, which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The following is a summary of the significant unobservable inputs used as of September 30, 2012 in valuing Level 3 securities:

				Value of Unobservable Inputs

Fund	Fair Value	Valuation Technique	Unobservable Input
India Small Cap ETF
Investments in Securities
Common Stocks
Chemicals	$184,945	Market transaction	Premium or discount	$0
			applied to market
			transaction

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the price of parent company may result in a corresponding increase (decrease) in fair value.

EGA Emerging Global Shares Trust 89

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the period ended September 30, 2012. The Purchase column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Basic Materials ETF	$546,238	$301,760	$1,834,241	$593,813
Beyond BRICs ETF	5,336,054	41,920	1,746,430	—
Brazil Infrastructure ETF	13,775,809	19,961,563	—	—
China Infrastructure ETF	2,301,976	2,083,739	476,198	2,069,190
Consumer Goods ETF	378,590	96,230	840,632	58,949
Consumer Services ETF	487,311	265,014	768,052	30,865
Consumer ETF	57,794,501	34,589,322	48,037,875	17,766,157
Domestic Demand ETF	5,020,526	26,203	—	—
Metals & Mining ETF	1,325,596	1,104,603	—	—
Energy ETF	1,235,457	939,314	953,480	17,805
Financials ETF	644,514	586,482	1,683,613	1,739,164
Composite ETF	1,403,711	1,192,113	233,694	245,243
Health Care ETF	191,747	167,025	47,219	80,674
India Consumer ETF	47,358	18,263	—	—
India Infrastructure ETF	12,109,817	11,582,451	—	—
India Small Cap ETF	203,304	1,884,211	—	—
Industrials ETF	1,015,366	741,084	1,224,298	615,643
Low Volatility Dividend ETF	66,340,617	51,505,302	34,776,419	23,174,632
Technology ETF	248,027	212,245	26,372	66,898
Telecom ETF	644,005	484,702	932,453	25,608
Utilities ETF	432,526	405,874	29,421	32,231

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Adviser acts as the ETFs’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the ETFs. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each ETF’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust pays the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month. The annual management fee for the following ETFs consists of the greater of $400,000 or 0.10% of each ETF’s average daily net assets during the month, but not to exceed $1,000,000 per year:

Basic Materials ETF	Brazil Infrastructure ETF
China Infrastructure ETF	Consumer ETF
Metals & Mining ETF	Energy ETF
Financials ETF	Composite ETF
Health Care ETF	India Infrastructure ETF
India Small Cap ETF	Industrials ETF

In addition, the annual management fee for the ETFs listed below consist of the greater of $400,000 plus $33,333.33 per ETF minus any management fees paid to the Adviser by the ETFs detailed above, or 0.10% of the average daily net assets of each ETF listed below, but not to exceed annually $1,000,000 plus $83,333.33 for each ETF minus any management fees paid to the Adviser by the ETFs detailed above:

Beyond BRICs ETF	Consumer Goods ETF
Consumer Services ETF	Domestic Demand ETF
India Consumer ETF	Low Volatility Dividend ETF
Technology ETF	Telecom ETF
Utilities ETF

From time to time, the Adviser may waive all or a portion of its fee.

90 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

Emerging Global Advisors, LLC (“EGA”) serves as the sub-adviser to the ETFs and provides investment advice and management services to the ETFs. EGA supervises the day-to-day investment and reinvestment of the assets in each ETF and is responsible for designating the Deposit Securities and for monitoring each ETF’s adherence to its investment mandate. For its investment sub-advisory services, EGA receives from the ETFs an annual fee equal to 0.75% of the average daily net assets of Composite ETF, 0.89% of average daily net assets of India Consumer ETF and 0.85% of the average daily net assets of each of the other ETFs.

The Trust and EGA have entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA has agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each ETF (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.75% for Composite ETF and 0.89% for India Consumer ETF) at least until July 31, 2013. Under this fee waiver and expense assumption agreement, EGA retains the right to seek reimbursement from each ETF of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause an ETF to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

On July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to ALPS Advisors, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (“DST”) through a merger with a wholly owned DST subsidiary (the “Transaction”). On October 31, 2011, the Transaction was completed. Under the Investment Company Act of 1940, as amended (the “1940 Act”), completion of the Transaction caused the automatic termination of each Fund’s prior investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, the Board of Trustees of each Fund (the “Board”) approved a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) on July 28, 2011, subject to shareholder approval.

On September 27, 2011, a special meeting of shareholders of the Funds (the “Special Meeting”) was called to consider the approval of the New Advisory Agreement. The Special Meeting was adjourned until November 22, 2011 for those Funds for which shareholder approval of the New Advisory Agreement had not yet been obtained (the “Remaining Funds”). At a meeting on October 27, 2011, the Board approved an interim investment advisory agreement with ALPS Advisors (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act for the Remaining Funds. The Interim Advisory Agreement for each Remaining Fund took effect upon the consummation of the Transaction on October 31, 2011.

At the reconvened Special Meeting on November 22, 2011, the New Investment Advisory Agreement was approved by shareholders for each Remaining Fund except EGShares China Infrastructure ETF, EGShares India Small Cap ETF and EGShares Brazil Infrastructure ETF, for which the requisite shareholder vote had not yet been obtained. These Funds continued to operate under the Interim Advisory Agreement. A subsequent meeting of shareholders was held on February 29, 2012, at which time the New Investment Advisory Agreement was approved for EGShares China Infrastructure ETF, EGShares India Small Cap ETF and EGShares Brazil Infrastructure ETF.

EGA Emerging Global Shares Trust 91

Notes to Financial Statements (continued)
September 30, 2012 (Unaudited)

The amounts EGA reimbursed, the amounts available for potential future recoupment by EGA and the expiration schedule at September 30, 2012 are as follows:

						Total Potential
	Expenses	Potential Recoupment Amounts Expiring				Recoupment
Funds	Reimbursed/Waived	March 31, 2013	March 31, 2014	March 31, 2015	September 30, 2015	Amount
Basic Materials ETF	$56,885	$—	$—	$64,900	$56,885	$121,785
Beyond BRICs ETF	12,129	—	—	—	12,129	12,129
Brazil Infrastructure ETF	260,410	32,912	478,083	504,255	260,410	1,275,660
China Infrastructure ETF	103,527	34,768	247,399	194,340	103,527	580,034
Consumer Goods ETF	63,972	—	—	76,800	63,972	140,772
Consumer Services ETF	41,760	—	—	47,875	41,760	89,635
Consumer ETF	903,037	—	403,405	1,195,954	903,037	2,502,396
Domestic Demand ETF	15,810	—	—	—	15,810	15,810
Metals & Mining ETF	112,671	344,869	301,755	251,382	112,671	1,010,677
Energy ETF	112,398	318,362	202,602	249,227	112,398	882,589
Financials ETF	99,586	125,612	207,810	191,473	99,586	624,481
Composite ETF	127,256	302,447	355,407	252,669	127,256	1,037,779
Health Care ETF	58,571	—	—	70,782	58,571	129,353
India Consumer ETF	62,576	—	—	98,710	62,576	161,286
India Infrastructure ETF	170,075	—	381,030	577,187	170,075	1,128,292
India Small Cap ETF	135,194	—	356,162	399,568	135,194	890,924
Industrials ETF	61,139	—	—	69,310	61,139	130,449
Low Volatility Dividend ETF	180,617	—	—	189,604	180,617	370,221
Technology ETF	69,316	—	—	71,813	69,316	141,129
Telecom ETF	59,508	—	—	70,518	59,508	130,026
Utilities ETF	59,185	—	—	74,475	59,185	133,660

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provides a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS receives certain out of pocket costs, and fixed and asset-based fees, which are accrued daily and paid monthly by the ETFs. Compensation for such services is included under the Advisory Agreement.

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem Shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Distributors. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure ETF consists solely or partially for cash in U.S. dollars. The consideration for the purchase of Creation Units of an ETF that invests its assets in a wholly owned subsidiary in Mauritius will consist solely or partially for cash in U.S. dollars based on the number of Indian securities included in an ETF’s corresponding Underlying Index. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities.

92 EGA Emerging Global Shares Trust

Notes to Financial Statements (concluded)

September 30, 2012 (Unaudited)

11. TRUSTEES’ FEES

The Trust compensates each Trustee who is not an employee of the Adviser, EGA or its affiliates. The interested Trustees do not receive any compensation from the Trust for serving as Trustees.

12. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

13. SUBSEQUENT EVENTS

The ETFs have evaluated subsequent events through the date of issuance of this report and have determined; there are no material events that impacted the ETFs’ financial statements.

EGA Emerging Global Shares Trust 93

Board Review and Approval of Advisory Contracts (Unaudited)

Investment Advisory Agreement with EGA for New Funds

At the August 23, 2012 Board of Trustees (the “Board”) meeting (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), approved EGA to serve as investment adviser to EGShares Emerging Markets Core ETF, EGShares Emerging Markets Core Dividend ETF and EGShares Emerging Markets Core Balanced ETF (the “New Funds”) and approved the investment advisory agreement (the “Investment Advisory Agreement”) between EGA and the Trust with respect to each New Fund, for the period August 23, 2012 until August 23, 2013. In connection with considering approval of the Investment Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

In considering the approval of the Investment Advisory Agreement, the Independent Trustees reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Investment Advisory Agreement with EGA and any amendments thereto; (ii) information describing the nature, quality, and extent of the services that EGA provides to the New Funds, and the fees that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Independent Trustees received data compiled by ETF Database comparing the advisory fees and expenses of the New Funds with fees and expenses of other ETFs with similar investment objectives and policies.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services provided to each New Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Investment Advisory Agreement; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each New Fund:

(a) The nature, extent, and quality of services to be provided to the New Funds by EGA. The Board reviewed the services that EGA would provide to the New Funds. In connection with the investment advisory services to be provided to the New Funds, the Board noted the significant responsibilities that EGA would have as the New Funds’ investment adviser, including: implementation of the investment management program of each New Fund; management of the day-to-day investment and reinvestment of the assets in each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; management of intermediate Mauritius entities for those New Funds with significant investments in India; and oversight of general portfolio compliance with relevant law.

The Board reviewed EGA’s experience, resources, strengths and its performance as a sub-adviser to the series of the Trust that are currently operating (the “Operational Funds”). Based on their consideration and review of the foregoing information, the Board determined that the New Funds were likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services to be provided and fees to be charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by EGA from the relationship with the New Funds. The Board compared both the services to be rendered and the proposed fees to be paid for investment advisory services to those of other investment advisers of similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio for the first year of operations to other ETFs considered to be in each New Fund’s peer group, as chosen by ETF Database, including the Operational Funds of the Trust. The Board noted that Emerging Markets Core Dividend ETF’s proposed management fee and expenses (after giving effect to the proposed Expense Cap Agreement) was at the top of the range of its peer group. The Board also noted that Emerging Markets Core ETF’s and Emerging Markets Core Balanced ETF’s proposed management fee and expenses (after giving effect to the proposed Expense Cap Agreement) was within the range of their respective peer groups.

The Board noted that the proposed investment advisory fees for the EGShares Emerging Markets Core ETF, EGShares Emerging Markets Core Dividend ETF and EGShares Emerging Markets Core Balanced ETF were reasonable when compared with other funds in each New Fund’s peer group, as chosen by ETF Database. The Board also noted that the projected total expenses (including the proposed Expense Cap Agreement) of the New Funds were reasonable when compared with other funds in each New Fund’s peer group, as chosen by ETF Database.

The Board considered the appropriateness of the proposed investment advisory fees and expense ratios of the New Funds compared to the fees and expenses of similar ETFs. The Board took into consideration the composition of the peer groups selected by ETF Database. The Board received information regarding the anticipated costs, including operational costs, and projected profitability of EGA in connection with its serving as investment adviser to each New Fund. The Board also received information about the additional costs of operating the New Funds that will invest in a related Mauritius Company in order to invest directly in Indian companies. The Board noted EGA’s commitment initially to limit each New Fund’s expenses through a written Expense Cap Agreement with the Trust, including the circumstances in which the Trust would have to repay fees in excess of the expense cap that were borne by EGA.

94 EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

The Board compared each New Fund’s proposed fee and expenses with those of other ETFs in the New Fund’s peer group, as well as with the other currently Operational Funds. The Board also considered those New Funds whose fees and expenses were in the maximum range compared to their peer groups. The Board further considered the nature, quality, and extent of services proposed to be provided by EGA, the costs expected to be incurred by EGA in rendering those services, and EGA’s capping of the New Funds’ expenses. Based on the foregoing, the Board concluded that the fee proposed to be paid to EGA with respect to each New Fund was fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale. The Board discussed potential economies of scale. The Board considered that the New Funds were not expected to be profitable to EGA until they reached an adequate size, but that EGA had sufficient financial resources to support the New Funds while they accumulated adequate assets. The Board was informed that EGA would consider addressing economies of scale when assets under management reached appropriate levels.

(d) Investment performance of EGA. Because the New Funds had not commenced operations, the Board could not consider the investment performance of the New Funds, but did take into account the investment performance of the Operational Funds of the Trust, for which EGA is responsible for the day-to-day portfolio management.

Based on the presentations and discussions at the Meeting, and such other matters as were deemed relevant, such as the proposed Expense Cap Agreement, the Board concluded that the proposed investment advisory fees and projected total expense ratios are reasonable in relation to the services to be provided by EGA to the New Funds, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Board decided to approve the Investment Advisory Agreement with EGA and to appoint EGA as the investment adviser to the New Funds. No single factor was determinative to the decision of the Board.

EGA Emerging Global Shares Trust 95

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting),	45	Daxor Corp.
			President, since January, 2008; Lehman		(Medical Products
			Brothers, Inc., Managing Director, Equity		and
			Research Department, January 2004 to		Biotechnology),
			January 2008.		since 2004.
Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth	45	None
			Management, Chief Administrative Officer,
			February 1971 to December 2008.
Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC,	45	None
			(international real estate company) President
			and Chief Operating Officer, since 2004;
			HSBC Securities (USA), Inc., Executive
			Managing Director, Head of Investment and
			Merchant Banking, 2000 to 2003.
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and	Since 2008	Emerging Global Advisors, LLC, Managing	45	None
	President		Member and Chief Executive Officer, since
			September 2008; ProFund Advisors,
			Managing Director, Institutional Sales &
			Investment Analytics, June 2006 to August
			2008; UBS Financial Services, Inc., Director,
			January 2000 to May 2006.
James J. Valenti[3], 1947	Trustee and	Since 2008	Emerging Global Advisors, LLC, Member	45	None
	Secretary		and Chief Administrative Officer, since
			September 2008; Private Investor and
			Independent Consultant, June 2007 to
			September 2008; Senior Loan Consultant,
			Bridgepoint Mortgage Company, June 2006
			to June 2007; Mercedes Benz, North
			America, Sales Representative, November
			2000 to June 2006.

1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Trust, which consists of forty-five Funds.
3	Mr. Holderith and Mr. Valenti are considered to be “interested persons” of the Trust as defined in the 1940 Act, due to their relationship with EGA, the Funds’ sub-adviser.

96 EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited) (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Marten S. Hoekstra	Executive	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since January 2011;
Emerging Global	Vice		Board of Directors, Securities Industry and Financial Markets Association,
Advisors, LLC	President		2006–2011; UBS (and its predecessor, PaineWebber), 1983–2009 (including
171 East Ridgewood Ave.			various executive positions starting in 2001).
Ridgewood, NJ 07450
1960
Thomas A. Carter	Treasurer	Since 2009	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS Fund Services”) in 1994 and
ALPS Fund Services, Inc.			is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS
1290 Broadway			Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Executive Vice
Suite 1100			President and Director of ALPS Fund Services and ALPS Holdings, Inc.
Denver, CO 80203
1966
Melanie H. Zimdars	Chief	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September
ALPS Fund Services, Inc.	Compliance		2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA
1290 Broadway	Officer		Emerging Global Shares Trust, Chief Compliance Officer, since March 2010;
Suite 1100			Financial Investors Variable Insurance Trust, Chief Compliance Officer, since
Denver, CO 80203			September 2009; BPV Family of Funds, Chief Compliance Officer since
1976			September 2011; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer,
since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer,
since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and
Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer,
November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer,
2005 to December 2008.

1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

EGA Emerging Global Shares Trust 97

General Information (Unaudited)

Investment Advisor
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Sub-Adviser
Emerging Global Advisors, LLC
171 East Ridgewood Ave.
Ridgewood, NJ 07450

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current as of the most recent quarter-end is available by visiting www.egshares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experience of its management, marketability of shares and other information.

98 EGA Emerging Global Shares Trust

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872

155 West 19th Street, 3rd Floor
New York, NY 10011
(888) 800-4EGS (4347)
www.egshares.com

EGA Emerging Global Shares Trust

EGShares Basic Materials GEMS ETF

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares GEMS Composite ETF

EGShares Health Care GEMS ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Industrials GEMS ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

EGShares are distributed by ALPS Distributors Inc.

Item 2. Code of Ethics.

Not Applicable for the semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not Applicable for the semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not Applicable for the semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not Applicable for the semi-annual reporting period.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by
Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) Certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: December 6, 2012

By: /s/ Thomas A. Carter

Thomas A. Carter, Chief Financial Officer

Date: December 6, 2012